UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☑

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☑ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material under §240.14a-12

Kyntra Bio, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑ No fee required.

☐ Fee paid previously with preliminary materials.

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

KYNTRA BIO, INC.

350 Bay Street

Suite 100 #6009

San Francisco, CA 94133

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held On June 12, 2026

Dear Stockholder:

You are cordially invited to attend the 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of Kyntra Bio, Inc., a Delaware corporation (also referred to as “we,” “us,” “Kyntra Bio” and the “Company”). The Annual Meeting will be held via live audio webcast on the internet. You will be able to attend the Annual Meeting online, vote your shares electronically, and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/KYNB2026.

The Annual Meeting will be held on Friday, June 12, 2026 at 8:00 a.m. Pacific Time for the following purposes:

1.
To elect our Class III director nominee, Michael Kauffman, M.D., Ph.D., to our board of directors to hold office until the 2029 annual meeting of stockholders.
2.
To approve, on an advisory basis, the compensation of the Company’s named executive officers.
3.
To ratify the selection, by the Audit Committee of our board of directors, of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2026.
4.
To conduct any other business properly brought before the meeting.

These items of business are more fully described in the proxy statement accompanying this notice.

The record date for the Annual Meeting is April 16, 2026 (the “Record Date”). Only stockholders of record at the close of business on that date may vote by proxy or at the Annual Meeting (live audio webcast) or any adjournment thereof. Please see the attached proxy statement for information on how to vote by proxy and how to attend and vote at the Annual Meeting.

A list of our record stockholders entitled to vote as of the close of business on the Record Date will be available for review for ten days prior to the Annual Meeting at the offices of our corporate counsel Cooley LLP, 3175 Hanover Street, Palo Alto, CA 94304, for any legally valid purpose related to the Annual Meeting, and will be available during the entire time of the Annual Meeting at www.virtualshareholdermeeting.com/KYNB2026.

Important Notice Regarding the Availability of Proxy Materials for the Annual Stockholders’ Meeting

The proxy statement and Annual Report on Form 10-K

are available at www.proxyvote.com.

By Order of the Board of Directors

/s/ John Alden
John Alden
Corporate Secretary and General Counsel

San Francisco, California

April 27, 2026

Your vote is very important. Whether or not you expect to attend the Annual Meeting, please vote online or by telephone prior to the Annual Meeting as instructed in these materials, or if you requested and received a proxy by mail, please complete, date, sign, and return the proxy as promptly as possible in order to ensure your representation at the Annual Meeting. Even if you have voted by proxy, you may still vote online if you attend the Annual Meeting. Please review the section below “How do I vote?” for specific instructions on voting your shares before and during the Annual Meeting.

KYNTRA BIO, INC.

350 Bay Street

Suite 100 #6009

San Francisco, CA 94133

PROXY STATEMENT

FOR THE 2026 ANNUAL MEETING OF STOCKHOLDERS

June 12, 2026

INFORMATION CONCERNING SOLICITATION AND VOTING

The board of directors (the “Board”) of Kyntra Bio is soliciting your proxy to vote at the Annual Meeting, including at any adjournments or postponements of the Annual Meeting. You are invited to attend the online Annual Meeting to vote on the proposals described in this proxy statement. However, you do not need to attend the Annual Meeting to vote your shares. Instead, please vote online or by telephone as instructed in these materials, or if you requested and received a proxy by mail, please complete, date, sign, and return the proxy as promptly as possible in order to ensure your representation at the Annual Meeting.

The proxy materials, including this proxy statement, proxy card or voting instruction card, and our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, filed on March 16, 2026 (“Annual Report”), are being distributed and made available on or about April 27, 2026. This proxy statement contains important information for you to consider when deciding how to vote on the matters brought before the Annual Meeting. Please read it carefully.

In accordance with rules and regulations adopted by the United States (“U.S.”) Securities and Exchange Commission (the “SEC”), we have elected to provide our stockholders access to our proxy materials online. Accordingly, we intend to mail a Notice of Internet Availability of Proxy Materials (the “Notice”) on or about April 27, 2026 to stockholders of record entitled to vote at the Annual Meeting. Stockholders will have the ability to access the proxy materials at www.proxyvote.com, on the website referred to in the Notice, or request a printed set of the proxy materials be sent to them by following the instructions in the Notice.

The Notice will also provide instructions on how you can elect to receive future proxy materials electronically or in printed form by mail. If you choose to receive future proxy materials electronically, you will receive an email next year with instructions containing a link to the proxy materials and a link to the proxy-voting site. Your election to receive proxy materials electronically or in printed form by mail will remain in effect until you change such election.

Choosing to receive future proxy materials electronically will allow us to more rapidly provide you with the information you need, will conserve natural resources, and will reduce the costs of printing and mailing documents to you.

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

Why did I receive the Notice of Internet Availability of Proxy Materials instead of a full set of proxy materials?

Notices are sent to stockholders who have not yet made an election to receive proxy materials by mail or electronically. Instructions on how to access the full set of proxy materials online or to request a paper copy may be found in the Notice. In addition, you may request to receive future proxy materials in printed form by mail or electronically. Your election to receive future proxy materials by mail or electronically will remain in effect until you change such election.

Why did I receive a full set of proxy materials instead of a Notice of Internet Availability of Proxy Materials?

We are providing paper copies of the proxy materials to stockholders who have previously requested to receive them. If you would like to reduce the environmental impact of and the costs incurred by us in mailing proxy materials, you may elect to receive all future proxy materials electronically via email or access them online. To sign up for electronic delivery, please follow the instructions provided with your proxy materials and on your proxy card or voting instruction card and, when prompted, indicate that you agree to receive or access future stockholder communications electronically. Alternatively, you can go to www.proxyvote.com where you can access the proxy materials and enroll for online delivery of the proxy materials.

How do I attend the Annual Meeting?

You must be a stockholder of record or a beneficial holder of Kyntra Bio shares of common stock at the close of business on April 16, 2026 to attend and vote at the Annual Meeting. The Annual Meeting will be held on Friday, June 12, 2026 at 8:00 a.m. Pacific Time via live audio webcast that can be accessed at www.virtualshareholdermeeting.com/KYNB2026.

You will not be able to attend the Annual Meeting in person. If you wish to attend and vote at the Annual Meeting online, you must have the 16-digit control number included on your Notice, your proxy card (that you may request or that was delivered to you) or the instructions that accompanied your proxy materials. Beneficial holders of Kyntra Bio shares of common stock who do not receive a 16-digit control number from their bank or brokerage firm and who wish to attend the Annual Meeting should follow the instructions from their bank or brokerage firm, including any requirement to obtain a legal proxy. Most banks or brokerage firms allow a stockholder to obtain a legal proxy either online or by mail.

Online check-in will begin at 7:45 a.m. Pacific Time on June 12, 2026. We recommend allowing ample time for the online check-in process. Additional information on who can vote and how to vote at the Annual Meeting is discussed below.

How do I ask questions during the Annual Meeting?

Our Annual Meeting will be conducted online in a “virtual format” only (live audio webcast) and has been designed to allow stockholders to submit questions and comments pertaining to the meeting’s business before and during the Annual Meeting. You may submit questions when online check-in begins at 7:45 a.m. Pacific Time on June 12, 2026 and during the Annual Meeting at www.virtualshareholdermeeting.com/KYNB2026. Company directors and key executive officers are expected to be available to answer questions. We will attempt to respond to as many inquiries pertaining to business properly brought before the Annual Meeting as time allows.

What if during the check-in time or during the Annual Meeting I have technical difficulties or trouble accessing the online meeting website?

Technicians will be available to assist you with any technical difficulties you may have accessing the virtual website platform. If you encounter any difficulties accessing the virtual meeting platform during the check-in or meeting time, please call the number posted on www.virtualshareholdermeeting.com/KYNB2026.

If I cannot attend the Annual Meeting online, can I vote or listen to it later?

You may vote your shares electronically before the meeting by internet, by proxy or by telephone as described below. You do not need to access the Annual Meeting webcast to vote if you submitted your vote via proxy, by internet or by telephone in advance of the Annual Meeting. A recording of the Annual Meeting, including the questions answered during the meeting, will be available on our investor relations website at https://investor.kyntrabio.com for 30-days following the Annual Meeting.

Will a list of record stockholders as of the Record Date be available?

A list of our record stockholders entitled to vote as of the close of business on the Record Date will be available for review for ten days prior to the Annual Meeting at the offices of our corporate counsel Cooley LLP, 3175 Hanover Street, Palo Alto, CA 94304, for any legally valid purpose related to the Annual Meeting, and will be available during the entire time of the Annual Meeting, at www.virtualshareholdermeeting.com/KYNB2026.

Who can vote at the Annual Meeting?

Only stockholders of record at the close of business on April 16, 2026 will be entitled to vote at the Annual Meeting. On the Record Date, there were 4,048,112 shares of common stock outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name

If on April 16, 2026 your shares were registered directly in your name with Kyntra Bio’s transfer agent, Equiniti Trust Company, LLC, then you are a stockholder of record. As a stockholder of record, you may vote before or during the Annual Meeting or vote by proxy. You will need your 16-digit control number included on your Notice, your proxy card (that you may request or that was delivered to you) or the instructions that accompanied your proxy materials in order to be able to vote during the Annual Meeting. Whether or not you plan to attend the Annual Meeting online, we urge you to fill out and return your proxy card or vote by proxy online or by telephone as instructed below to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If on April 16, 2026 your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You will receive instructions from the stockholder of record that you must follow for your shares to be voted. You are also invited to attend the Annual Meeting. You will need your 16-digit control number included on your voting instruction form in order to be able to vote during the Annual Meeting. Beneficial holders of Kyntra Bio shares who do not receive a 16-digit control number from their bank or brokerage firm and who wish to vote at the Annual Meeting should follow the instructions from their bank or brokerage firm, including any requirement to obtain a legal proxy. Most banks or brokerage firms allow a stockholder to obtain a legal proxy either online or by mail.

What am I voting on?

There are three matters scheduled for a vote:

1.
To elect our Class III director nominee, Michael Kauffman, M.D., Ph.D., to the Board to hold office until the 2029 annual meeting of stockholders.
2.
To approve, on an advisory basis, the compensation of the Company’s named executive officers.
3.
To ratify the selection, by the Audit Committee of the Board, of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2026.

What if another matter is properly brought before the Annual Meeting?

The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote on those matters in accordance with their best judgment.

How do I vote?

For Proposal No. 1, you may either vote “For” our Class III director nominee to the Board or you may “Withhold” your vote.

For Proposal No. 2, you may vote “For” or “Against,” or abstain from voting.

For Proposal No. 3, you may vote “For” or “Against,” or abstain from voting.

The procedures for voting are fairly simple:

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote online at the Annual Meeting, vote by proxy over the telephone, vote by proxy through the internet, or vote by proxy using a proxy card that you may request or that was delivered to you. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Annual Meeting and vote online even if you have already voted by proxy.

•
To vote online during the Annual Meeting, please visit www.virtualshareholdermeeting.com/KYNB2026. You will be asked to provide the 16-digit control number included on your Notice, your proxy card (that you may request or that was delivered to you) or the instructions that accompanied your proxy materials. Once you have logged into the Annual Meeting, please follow the instructions to vote your shares. If you do not have your 16-digit control number, you will be able to access and listen to the Annual Meeting but you will not be able to vote your shares or submit questions.
•
To vote by telephone before the Annual Meeting, dial toll-free 1-800-690-6903 using a touch-tone phone and follow the recorded instructions. You will be asked to provide the 16-digit control number included on your Notice, your proxy card (that you may request or that was delivered you) or the instructions that accompanied your proxy materials. Your vote must be received by 11:59 p.m. Eastern Time on June 11, 2026 to be counted.
•
To vote using a proxy card before the Annual Meeting, simply complete, sign, and date the proxy card that you may request or that was delivered to you and return it promptly in the envelope provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.
•
To vote through the internet before the Annual Meeting, visit www.proxyvote.com to complete an electronic proxy card. You will be asked to provide the 16-digit control number included on your Notice, your proxy card (that you may request or that was delivered you) or the instructions that accompanied your proxy materials. Your vote must be received by 11:59 p.m. Eastern Time on June 11, 2026 to be counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank or other nominee, you should have received a Notice containing voting instructions from that organization rather than from us. Simply follow the instructions in the Notice to ensure that your vote is counted. Please also note that since you are not the stockholder of record, you may only vote your shares during the Annual Meeting if you request and obtain a valid 16-digit control number from your broker, bank or other nominee. Beneficial owners who attend the Annual Meeting should follow the instructions at www.virtualshareholdermeeting.com/KYNB2026 to vote during the meeting.

Internet proxy voting is provided to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your internet access, such as usage charges from internet access providers and telephone companies.

What does it mean if I receive more than one set of proxy materials?

You should receive more than one set of proxy materials if your shares are registered under different names or held in different accounts as of the Record Date (for example, if you are both a stockholder of record and beneficial owner). Please follow the voting instructions and vote separately for each set of proxy card/materials you receive to ensure that all of your shares are voted. All of your shares may be voted at www.proxyvote.com regardless of which account they are registered or held in.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of common stock you own as of April 16, 2026.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies. In addition to these proxy materials, our directors and employees may also solicit proxies in person, by telephone or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies.

Can I vote my shares by filling out and returning the Notice?

No. The Notice will, however, provide instructions on how to vote online, by telephone, by mail (by requesting a paper proxy card or voting instruction card), and at the Annual Meeting.

Can I change my vote after submitting my proxy?

Stockholder of Record: Shares Registered in Your Name

Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:

•
You may submit another properly completed proxy card with a later date;
•
You may submit a subsequent proxy by telephone or through the internet (only your last telephone or internet proxy will be counted) before 11:59 p.m. Eastern Time on June 11, 2026;
•
You may send a timely written notice that you are revoking your proxy to our Secretary at 350 Bay Street, Suite 100 # 6009, San Francisco, CA 94133; or
•
You may attend and vote at the Annual Meeting by following the instructions at www.virtualshareholdermeeting.com/KYNB2026. Simply attending the Annual Meeting will not, by itself, revoke your proxy.

Your most current vote (prior to the deadline) by internet, telephone or proxy card is the one that is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank or other nominee, you must contact the organization holding your shares and follow their instructions for revoking or changing your vote.

When are stockholder proposals due for next year’s annual meeting of stockholders?

Any stockholder who meets the requirements of the proxy rules under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), may submit proposals to the Board to be presented at the 2027 annual meeting of stockholders. Such proposals must comply with the requirements of Rule 14a-8 under the Exchange Act. To be considered for inclusion in next year’s proxy materials, your proposal must be submitted in writing by December 28, 2026, to our Secretary at 350 Bay Street, Suite 100 #6009, San Francisco, CA 94133; provided, however, that if our 2027 annual meeting of stockholders is held before May 13, 2027 or after July 12, 2027, then the deadline is a reasonable amount of time prior to the date we begin to print and mail our proxy statement for the 2027 annual meeting of stockholders.

Our amended and restated bylaws also provide for separate notice procedures to recommend a person for nomination as a director or to propose business to be considered by stockholders at a meeting, provided that such proposal or nominee would not be included in next year’s proxy materials. Such proposals must comply with the requirements, including without limitation, the separate notice procedures, of our amended and restated bylaws. If you wish to submit such a proposal or nominate a director, written notice must be received by our Secretary no later than the close of business on March 14, 2027 nor earlier than the close of business on February 12, 2027; provided, however, that if our 2027 annual meeting of stockholders is held before May 13, 2027 or after July 12, 2027, then the proposal must be received no earlier than the close of business on the 120th day prior to such annual meeting and no later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such annual meeting is first made.

How are votes counted?

Votes will be counted separately for each proposal by the inspector of election appointed for the Annual Meeting. For the proposal to elect directors, only “For” votes and “Withhold” votes will be counted. With respect to Proposals No. 2 and No. 3, votes “For” and “Against” and abstentions will be counted, with abstentions having the same effect as “Against” votes.

What if I return a proxy card or otherwise vote but do not make specific choices?

Stockholder of Record: Shares Registered in Your Name. If you are a stockholder of record and return a signed and dated proxy card or otherwise vote without marking a voting selection, your shares will be voted as follows:

•
“For” the election of the Class III director nominee named in this proxy statement to serve on the Board (Proposal No. 1);
•
“For” the approval, on an advisory basis, of the compensation of our named executive officers (Proposal No. 2); and
•
“For” the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026 (Proposal No. 3).

If any other matter is properly presented at the Annual Meeting, your proxy holder (one of the individuals named on the proxy card) will vote your shares as recommended by the Board or, if no recommendation is given, will vote your shares using his or her best judgment.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank. If you are a beneficial owner of shares registered in the name of your broker, bank, or other nominee, and you do not provide the broker or other nominee that holds your shares with voting instructions, the broker or other nominee may vote your shares if they have discretionary authority to vote on the particular matter.

What are “broker non-votes”?

Broker non-votes occur when a beneficial owner of shares held in “street name” does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed “non-routine.” Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker or nominee holding the shares. If the beneficial owner does not provide voting instructions, the broker or nominee can still vote the shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. Under the rules and interpretations of The New York Stock Exchange, “non -routine” matters are matters that may substantially affect the rights or privileges of stockholders, such as mergers, stockholder proposals, elections of directors (even if not contested), approval of a new equity incentive plan, and executive compensation, including the advisory stockholder votes on executive compensation and on the frequency of stockholder votes on executive compensation.

How many votes are needed to approve each proposal?

•
For Proposal No. 1, the election of directors, the Class III director nominee to serve until the 2029 annual meeting of stockholders receiving the most “For” votes from the holders of shares present online at the Annual Meeting or represented by proxy and entitled to vote generally on the election of directors will be elected. Only “For” votes will affect the outcome. Broker non-votes will have no effect.
•
For Proposal No. 2, the advisory vote to approve the compensation of the Company’s named executive officers will be considered to be approved if it receives “For” votes from the holders of a majority of shares present online at the Annual Meeting or represented by proxy and entitled to vote generally on the subject matter. If you “Abstain” from voting, it will have the same effect as an “Against” vote. Broker non-votes will have no effect.
•
To be approved, Proposal No. 3, ratification of the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for our year ending December 31, 2026, must receive “For” votes from the holders of a majority of shares present online at the Annual Meeting or represented by proxy and entitled to vote generally on the subject matter. If you “Abstain” from voting, it will have the same effect as an “Against” vote. This is a routine proposal, we do not expect any broker non-votes.

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid Annual Meeting. A quorum will be present if stockholders holding at least one-third of the issued and outstanding shares entitled to vote are present online at the Annual Meeting or represented by proxy. On the Record Date, there were 4,048,112 shares of common stock outstanding and entitled to vote. Thus, the holders of 1,349,371 shares must be present online or represented by proxy at the Annual Meeting to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank, or other nominee) or if you vote at the Annual Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the holders of a majority of shares present at the Annual Meeting online or represented by proxy may adjourn the Annual Meeting to another date.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. In addition, final voting results will be published in a current report on Form 8-K that we expect to file within four business days after the Annual Meeting. If final voting results are not available to us in time to file a current report on Form 8-K within four business days after the Annual Meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an amended report on Form 8-K to publish the final results.

Which proxy materials are available online?

The proxy statement and Annual Report on Form 10-K are available at www.proxyvote.com.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement contains forward-looking statements. These statements relate to future events or our future financial performance and involve known and unknown risks, uncertainties and other factors that could cause our actual results, levels of activity, performance, or achievement to differ materially from those expressed or implied by these forward-looking statements.

Forward-looking statements include all statements that are not historical facts. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “could,” “would,” “expects,” “plans,” “anticipates,” “seeks,” “intends,” “strives,” “believes,” “estimates,” “projects,” “predicts,” “potential,” or the negative of those terms, and similar expressions and comparable terminology intended to identify forward-looking statements. These statements reflect our current views with respect to future events and are based on assumptions and subject to risks and uncertainties, including those outlined in our Annual Report. Given these uncertainties, you should not place undue reliance on these forward-looking statements. These forward-looking statements represent our estimates and assumptions only as of the date of this proxy statement and, except as required by law, we undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events, or otherwise after the date of this proxy statement.

PROPOSAL 1

ELECTION OF DIRECTORS

The Board is divided into three classes: Class I, Class II, and Class III, with each class having a three-year term. Vacancies on the Board, unless the Board determines by resolution that any such vacancies shall be filled by stockholders, may be filled only by persons elected by a majority of the remaining directors. A director elected by the Board to fill a vacancy in a class, including vacancies created by an increase in the number of directors, shall serve for the remainder of the full term of that class and until the director’s successor is duly elected and qualified.

The Board presently has 5 members. There is one director in Class III whose term of office expires in 2026. The nominee for election this year to Class III, Michael Kauffman, M.D., Ph.D., is currently a director of the Company and was previously appointed by the Board in June of 2025. If elected at the Annual Meeting, the Class III director nominee would serve until the 2029 annual meeting of stockholders and until his successor has been duly elected and qualified, or if sooner, until his death, resignation, or removal. It is the Company’s policy to encourage directors and nominees for director to attend the Annual Meeting. Five directors then-elected and serving as directors attended the 2025 annual meeting of stockholders.

Directors are elected by a plurality of the votes of the holders of shares present online at the Annual Meeting, by remote communication, if applicable, or represented by proxy and entitled to vote generally on the election of directors. The Class III director nominee receiving the highest number of affirmative votes will be elected. Stockholders may not vote, or submit a proxy, for a greater number of Class III director nominees than the number of Class III director nominee named in this proxy statement. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the Class III director nominee named below. If the Class III director nominee becomes unavailable for election as a result of an unexpected occurrence, shares that would have been voted for that Class III director nominee will instead be voted for the election of a substitute nominee proposed by the Company. Each person nominated for election has agreed to serve if elected. The Company’s management has no reason to believe that the Class III director nominee will be unable to serve.

DIRECTORS CONTINUING IN OFFICE UNTIL THE 2027 ANNUAL MEETING — CLASS I

Thane Wettig, 61, has served as our Chief Executive Officer beginning October 6, 2023, and was formerly Chief Commercial Officer between June 2020 and July 22, 2023. On July 23, 2023, Mr. Wettig was appointed as interim Chief Executive Officer. Mr. Wettig has more than 35 years of global biopharmaceutical leadership and commercial experience. Mr. Wettig previously served as Chief Commercial Officer and Metabolic Franchise Head at Intarcia Therapeutics. Prior to joining Intarcia in 2018, Mr. Wettig served as Chief Marketing Officer (Vice President of Global Marketing, Strategy and Alliance Management) for Lilly Diabetes, leading the development and launch of multiple blockbuster diabetes medicines during a period of unprecedented growth of Lilly’s diabetes business. Mr. Wettig began his career at Lilly in 1990. He was promoted to Vice President of Global Marketing for Diabetes Brands in 2004, and assumed the role as Chief Marketing Officer for Lilly Diabetes when it was formed in 2009. Mr. Wettig also played an integral role in the design and management of Lilly’s highly successful diabetes alliance between Lilly and Boehringer- Ingelheim. He is recognized throughout the industry as a seasoned executive with extensive brand building and launch experience. Mr. Wettig received his M.B.A. and B.A. in biology from Washington University in St. Louis.

James A. Schoeneck, age 68, was appointed Chairperson of our Board of Directors in January 2020 and has served on our Board of Directors since April 2010. Following the unexpected passing of Thomas B. Neff, Kyntra Bio's (formerly known as FibroGen, Inc.) Founder and Chief Executive Officer, Mr. Schoeneck served as Interim Chief Executive Officer from August 2019 until January 2020. Since July 2025, Mr. Schoeneck is a member of the Board of Directors of Connect BioPharma (CNTB). Currently, Mr. Schoeneck is Chairperson of the Board of Directors of Calidi Biotherapeutics, a cancer therapeutics company focused on oncolytic viruses and stem cells. Mr. Schoeneck has served on the Board of Calidi since July 2020. Mr. Schoeneck was previously Chief Executive Officer of Depomed, Inc., a commercial specialty pharmaceutical company, from 2011 until 2017, and joined the Board of Depomed in 2007. In addition, from 2015 to 2018, Mr. Schoeneck served on the board of directors of AnaptysBio, Inc. From 2005 until 2011, he was Chief Executive Officer of BrainCells, Inc., a privately-held biopharmaceutical company. Prior to joining BrainCells, Inc., he served as Chief Executive Officer of ActivX BioSciences, Inc., a development-stage biotechnology company. Mr. Schoeneck’s pharmaceutical experience also includes three years as President and Chief Executive Officer of Prometheus Laboratories Inc., a pharmaceutical and diagnostics products company. Prior to joining Prometheus, Mr. Schoeneck spent three years as Vice President and General Manager, Immunology, at Centocor Inc. (now Janssen Biotech, Inc.), a biotechnology company, where he led the development of Centocor’s commercial capabilities. His group launched Remicade®, which became one of the world’s largest pharmaceutical brands. Earlier in his career, he spent 13 years at Rhone-Poulenc Rorer Inc. (now Sanofi), a pharmaceutical company, serving in various sales and marketing positions of increasing responsibility. Mr. Schoeneck holds a B.S. in Education from Jacksonville State University. We believe that Mr. Schoeneck is qualified to serve on the Board because of his extensive management experience in biotechnology.

Maykin Ho, Ph.D., age 73, joined our Board of Directors in December 2018. Dr. Ho has more than 30 years of experience in the healthcare and finance industries. She serves on the Boards of Directors for Agios Pharmaceuticals, BioMarin Pharmaceutical Inc.,Neumora Therapeutics, Parexel International Corporation, the Aaron Diamond AIDS Research Center, the Institute for Protein Innovation and Pelage Pharmaceuticals. Dr. Ho is also venture partner at Aulis Capital, which she joined in 2026 and a member of the Biotech Advisory Panel of the Stock Exchange of Hong Kong. She was a venture partner at Qiming Venture Partners in 2015-2025. In February 2015, Dr. Ho retired as a partner of the Goldman Sachs Group where she served as senior biotechnology analyst, co-head of healthcare for global investment research and advisory director for healthcare investment banking. Prior to Goldman Sachs, which she joined in 1992, Dr. Ho held various managerial positions in licensing, strategic planning, marketing and research at DuPont-Merck Pharmaceuticals and DuPont de Nemours & Company. She was a postdoctoral fellow at Harvard Medical School and a graduate of the Advanced Management Program at The Fuqua School of Business, Duke University. Dr. Ho received a Ph.D. in Microbiology and Immunology and a B.S. from the State University of New York, Downstate Medical Center. We believe Dr. Ho is qualified to serve on the Board because of her substantial experience in the healthcare and finance industries and her expertise in analysis of science and biotechnology.

DIRECTORS CONTINUING IN OFFICE UNTIL THE 2028 ANNUAL MEETING — CLASS II

Jeffrey L. Edwards, age 65, was appointed to our Board of Directors in 2015 after Mr. Edwards retired from Allergan Inc., which he joined in 1993 and where he served as Executive Vice President, Finance and Business Development, Chief Financial Officer from September 2005 to August 2014. From 2003 to 2005, Mr. Edwards served as Allergan’s Corporate Vice President, Corporate and Business Development, and previously served as Senior Vice President, Treasury, Tax, and Investor Relations. Prior to joining Allergan, Mr. Edwards was with Banque Paribas and Security Pacific National Bank, where he held various senior-level positions in the credit and business development functions. In addition to serving on the Board of Directors of Kyntra Bio, Inc., Mr. Edwards also currently serves on the Compliance Committee, Audit Committee and as Compensation Committee Chairman of Bio-Rad Laboratories, Inc., a publicly traded, life sciences research and clinical diagnostic products company. Mr. Edwards serves on the Board of Directors, including in the Audit Committee and Nominating and Corporate Governance Committee of Clearside Biomedical Inc., a publicly traded, clinical stage pharmaceutical company. Mr. Edwards received a B.A. in Sociology from Muhlenberg College and a graduate of the Advanced Management Program at the Harvard Business School. We believe that Mr. Edwards is qualified to serve on the Board due to his pharmaceutical industry experience and public financial expertise.

NOMINEE FOR ELECTION FOR A THREE-YEAR TERM EXPIRING AT THE 2029 ANNUAL MEETING — CLASS III

Michael G. Kauffman, M.D., Ph.D., age 62, was appointed to the Kyntra Bio, Inc. Board of Directors on June 4, 2025. He has over 30 years of experience in the life sciences industry, including expertise in preclinical research, clinical development, regulatory strategy and global approvals. He currently serves as the President of Development and on the Board of Directors of Verastem Oncology. In addition to Verastem Oncology, he is on the Board of Directors for FoRx Therapeutics, Kezar Life Sciences, Incendia Therapeutics, Kezar Life Sciences and BiVictriX Therapeutics. Previously, Dr. Kauffman served as the Chief Executive Officer of Nereid Therapeutics Inc., and was the co-founder and CEO of Karyopharm, where he guided the Company's transition from a discovery stage biotechnology company to a commercial stage organization and the global approvals of XPOVIO(R). Prior to joining Karyopharm, Dr. Kauffman was Chief Medical Officer of Onyx Pharma, where he led the development of Kyprolis(R) following the Onyx acquisition of Proteolix Inc., where he served on the Board of Directors and then as Chief Medical Officer. Previously, Dr. Kauffman was President and Chief Executive officer of EPIX Pharmaceuticals, Inc. (previously Predix Pharmaceuticals, Inc.). Before that, he was the leader of the Velcade(R) development program at Millennium Pharmaceuticals, and has also held a number of senior positions at Millennium Predictive Medicine and Biogen. Dr. Kauffman received his M.D. and Ph.D. from Johns Hopkins Medical School, trained in Internal Medicine at Beth Israel (Deaconess) Medical Center and in Rheumatology at Massachusetts General Hospital, and is board certified in Internal Medicine. We believe that Dr. Kauffman is qualified to serve on the Board due to his executive experience and oncology expertise.

THE BOARD OF DIRECTORS RECOMMENDS

A VOTE “FOR” THE NAMED CLASS III DIRECTOR NOMINEE.

DIRECTORS AND CORPORATE GOVERNANCE

INDEPENDENCE OF THE BOARD OF DIRECTORS

Under the listing requirements and rules of Nasdaq, independent directors must comprise a majority of the Board. In addition, the rules of Nasdaq require that, subject to specified exceptions, each member of a listed company’s audit, compensation, and Nominating and Corporate Governance Committees must be independent. Audit committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Exchange Act. Under the rules of Nasdaq, a director will only qualify as an “independent director” if, in the opinion of that company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

In order to be considered to be independent for purposes of Rule 10A-3 of the Exchange Act, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee: (1) accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries; or (2) be an affiliated person of the listed company or any of its subsidiaries.

The Board has undertaken a review of its composition, the composition of its committees and the independence of each director. Based upon information requested from and provided by each director concerning his or her background, employment, and affiliations, including family relationships, the Board has determined that James A. Schoeneck, Michael Kauffman, M.D., Ph.D., Jeffrey L. Edwards, and Maykin Ho, Ph.D., currently representing a majority of our directors, do not have any relationships that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is “independent” as that term is defined under the applicable rules and regulations of the SEC and the listing requirements of Nasdaq. Thane Wettig, the Company’s Chief Executive Officer, is not an independent director by virtue of his employment with the Company.

The Board also determined that Messrs. Edwards and Schoeneck, and Dr. Kauffman, who comprise our Audit Committee, Mr. Schoeneck and Dr. Kauffman,who comprise our Compensation Committee, and Messrs. Schoeneck and Edwards, who comprise our Nominating and Corporate Governance Committee, satisfy the independence standards for those committees established by applicable rules and regulations of the SEC and the listing requirements of Nasdaq.

In making these determinations, the Board considered the current and prior business and personal activities and relationships that each non-employee director has, or has had, with our Company and all other facts and circumstances the Board deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director.

BOARD LEADERSHIP STRUCTURE

The Board believes that the composition, strength, and experience of the current members of the Board, with 4 of the 5 current members qualifying as independent directors, including our Chairperson of the Board, will ensure that the Board continues to perform its duties independently as it concentrates on the most important areas of concern to the Company and evaluates the performance of the Company’s executive officers, including our Chief Executive Officer.

The Board has been led by Mr. Schoeneck, an independent, non-executive Chairperson of the Board since January 2020. Our Board believes that it is in the best interest of the Company and our stockholders for Mr. Schoeneck to continue to serve as Chairperson of the Board. Mr. Schoeneck possesses significant knowledge and experience in our industry and a deep understanding of our strategic objectives, all of which will continue to benefit the Company during the year ahead. The Company believes that separation of the positions of the Chairperson and Chief Executive Officer reinforces the independence of the Board in its oversight of the business and affairs of the Company. In addition, the Company believes that having an independent Chairperson creates an environment that is more conducive to the Board’s objective evaluation and oversight of management’s performance, increasing management accountability, and improving the ability of the Board to monitor whether management’s actions are in the best interests of the Company and our stockholders, including with respect to evaluating whether steps management is taking to manage risks are appropriate for the Company. The responsibilities of our Chairperson of the Board include: establishing the agenda for regular Board meetings and serving as Chairperson of such meetings; establishing the agenda for meetings of the independent directors; coordinating with the committee Chairs regarding meeting agendas and informational requirements; presiding over meetings of the independent directors; presiding over any portions of meetings of the Board at which the evaluation or compensation of the Chief Executive Officer is presented or discussed; presiding over any portions of meetings of the Board at which the performance of the Board is presented or discussed; and presiding at all meetings of the stockholders. As a result, we believe that such separation can enhance the effectiveness of our Board as a whole. We believe that the leadership structure of our Board is appropriate and enhances its ability to effectively carry out its roles and responsibilities on behalf of our stockholders.

ROLE OF THE BOARD IN RISK OVERSIGHT

One of the Board’s key functions is informed oversight of the Company’s risk management process. The Board is responsible for monitoring and assessing fundamental financial and business strategies and major corporate actions, assessing major risks facing Kyntra Bio and considering ways to address those risks, selecting and overseeing management and determining its composition, and overseeing the establishment and maintenance of processes and conditions to maintain the integrity of Kyntra Bio.

Throughout the year, our Board of Directors and its Committees engage with management to discuss and mitigate a wide range of enterprise risks, including cybersecurity and the Company's overall enterprise risk management ("ERM").

Our Audit Committee of the Board of Directors has the responsibility to review and discuss with management the Company’s guidelines, policies, and governance with respect to financial risk exposures and enterprise risk management (including with respect to cybersecurity) and to regularly report to the full Board. Our Audit Committee oversees our management’s internal controls over financial reporting, including with respect to cybersecurity. Our Audit Committee receives regular presentations and reports on cybersecurity risks, progress on continued updates to the Company’s cybersecurity procedures, as well as is made aware, on a timely basis, of any cybersecurity incidents deemed significant enough to be raised to their attention by management, as well as ongoing updates regarding any such incident until it has been remediated.

Our Audit Committee also monitors legal matters and compliance with legal and regulatory requirements regarding the Company’s financial statements and accounting and other policies. Our Audit Committee also has overall responsibility for our Environmental Social and Governance plan and reporting.

Our Nominating and Corporate Governance Committee monitors the effectiveness of our corporate governance guidelines and policies as well as diversity matters with respect to the composition of the Board.

Our Compensation Committee assesses and monitors whether any of our compensation and human capital policies and programs have the potential to encourage excessive risk-taking, as well as employee diversity and pay-equity matters.

It is the responsibility of the committee Chairs to report findings to the Board. In addition, the Board meets with certain members of our executive team, including the head of our legal and compliance functions, who discuss the risks and exposures involved in their respective areas of responsibility, as well as any developments that could impact our risk profile or other aspects of our business.

CORPORATE RESPONSIBILITY

At Kyntra Bio we have embraced a corporate vision statement across our enterprise: At Kyntra Bio our purpose is to develop novel therapies at the frontiers of cancer biology and anemia. Our vision is to be oncology innovators making a meaningful impact on the lives of patients in urgent need of transformative therapies. To reach this goal, our mission is to apply pioneering oncology expertise to deliver breakthrough therapies to patients.

Further, to enable our vision of excellence, we established a set of company-wide core values: empowerment, integrity and respect.

Empowerment – We lead, inspire, trust and encourage each other to share ideas and assume new challenges to excel. We are accountable to each other and our commitment to our patients.

Integrity – We intend to hold ourselves to the highest ethical standards in all we do: our work to bring therapies to market, the science we perform and our commitment to each other.

Respect for People – We strive to foster individual growth and promote an environment that supports continued learning. We stand together as a community to build and sustain a culture of diversity, equity & inclusion; and value each other’s opinion and work collaboratively to achieve optimal outcomes while treating each other with high regard and dignity. We also believe it is critical to conserve our world’s resources and strive to create a safe and healthy environment for our employees and patients.

These values are an integral part of our culture, our rewards, and recognition and performance management systems.

We have performed various environmental, social, and governance (“ESG”) assessments of our operations, finding that we accomplished most of our ESG goals, including in 2023, adopting a policy to increase patient diversity in clinical trials and in 2024, we adopted a cybersecurity incidence response policy and committee charter and approved the 2024 Equity Incentive Plan.

Environment, Health and Safety

For pharmaceutical companies, the product life cycle and supply chain require the use of valuable resources. Kyntra Bio is committed to continuously reducing our environmental footprint. We have worked with our collaboration partners to reduce the amount of our product packaging and to implement good shipping practices to consolidate waste.

Ensuring that we have numerous programs in place to increase safety is critical to our success and fosters an experience of excellence at Kyntra Bio. We continue to invest in employee safety and employee health. We are also continuing to make investments in product safety and quality, and patient safety, including at times, through our support of patient advocacy groups, patient support groups, expanded drug access programs, and clinical trial extensions.

Social, Diversity, Equity, and Inclusion

The biotechnology industry is an extremely competitive labor market and recruiting and retaining employees is critical to the continued success of our business. We are highly committed to building a diverse, dedicated, and impassioned team to deliver innovative therapies to patients facing serious unmet medical needs. Our core values of empowerment, integrity and respect for people are fundamental to how we attract, grow, engage, and retain our people. We focus on recruiting, retaining, and developing employees from a diverse range of backgrounds to conduct our research, development, commercialization, and administrative activities.

Our offerings include competitive, innovative and equitable pay practices, comprehensive health and wellness benefits, retirement and life insurance offerings, learning and giving programs, and flexible work arrangements. We also sponsor an annual promotions nomination and approval process.

On our Board of Directors, 1 of 5 members (20%) are female and 1 of 5 members (20%) identify as Asian.

As of March 2026, our U.S. workforce is 50% female. Our U.S. employees that self-report ethnicity are 50% Asian, Hispanic or Black.

Governance and Risk Management

To enhance our corporate governance efforts, we maintain an internal audit function, made substantial improvements to our Sarbanes-Oxley compliance program and strengthened our internal controls over financial reporting. Throughout the year, the Board and its Committees engage with management to discuss a wide range of enterprise risks, such as risks related to Kyntra Bio’s businesses, cybersecurity, and enterprise risk management, and they confirm the alignment of risk assessment and mitigation with business strategy.

We implemented an ERM program in 2022 and since then, we have performed enterprise risk assessments to help us identify and manage risks and seize opportunities that may arise as we seek to accomplish our corporate goals. ERM affects all areas of our business, including how we approach new or emerging challenges and opportunities and allocate resources. One of the organic benefits of a formal ERM process is that it builds and strengthens the risk awareness across the organization (enterprise-level, functional, and project-level risks) with a patient-first mindset. As we pursue our mission of delivering therapies in areas of significant unmet need, ERM facilitates and supports the delivery of our corporate objectives. This will be achieved through understanding and identifying risks and opportunities while putting the appropriate plans in place to capitalize on the ERM.

With respect to cybersecurity risks, our Board of Directors recognizes that cybersecurity represents an important component of the Company's overall enterprise risk management. Throughout the year, our Board of Directors and its Committees engage with management to discuss and mitigate a wide range of enterprise risks, including cybersecurity. We seek to mitigate cybersecurity risks through a cross-functional approach, including our Cybersecurity Committee, focused on preserving the confidentiality, security, and availability of the information that the Company collects and stores by identifying, preventing and mitigating cybersecurity threats and effectively responding to and remediating cybersecurity incidents as and if they occur.

We continually invest in information and cybersecurity services and technologies. Technical safeguards are designed to protect the Company's information systems from cybersecurity threats, including firewalls, continuous intrusion detection and response system(s), data leak prevention strategies, enhanced email protection software, antimalware functionality and access controls. These safeguards are evaluated and improved through periodic assessments and review of cybersecurity threat intelligence. We rely on third parties to support our cybersecurity program, including but not limited to email security management, security operations and vulnerability management.

We provide regular (at least annual) training regarding cybersecurity threats to equip our personnel with effective tools to address cybersecurity threats, and to communicate the Company's evolving information security procedures.

Our compliance program is an essential application of our core value of integrity. Employees are enrolled in the annual compliance program, which emphasizes the shared responsibility for all colleagues to be good stewards of our organization through our commitment to maintaining the highest standards of business conduct and ethics. The annual compliance program includes certifications to confirm that employees understand and agree to abide by Kyntra Bio’s corporate policies and guidelines, including our Anti-Bribery Policy, Code of Business Conduct and Ethics, Insider Trading and Trading Window Policy, Speak-Up and Reporting Policy, Social Media Policy, and Related Persons Transactions & SEC Compliance Policy, as well as engaging video program and presentations to enhance the understanding of the Foreign Corrupt Practices Act in general and to clarify our anti-bribery and data privacy guidelines. 100% of employees completed the 2025 annual compliance program. All new hires are also enrolled into such compliance program after they are hired. In addition, the Company operates a telephone hotline and whistleblower website available 24 hours a day, 7 days a week, that allow employees to report unethical practices anonymously.

MEETINGS OF THE BOARD OF DIRECTORS

The Board met 8 times during the year ended December 31, 2025, including telephone and video conference meetings. All directors attended all board meetings. All directors attended 14 of 16 committee meetings on which they served during the portion of 2025 for which they were directors and committee members, and one director missed two committee meetings.

As required under applicable Nasdaq listing standards during the year ended December 31, 2025, the Company’s independent directors met in regularly scheduled executive sessions, a total of 7 times at which only independent directors were present.

COMMITTEES OF THE BOARD OF DIRECTORS

The Board has three committees: an Audit Committee, a Compensation Committee, and a Nominating and Corporate Governance Committee. The following table provides current committee membership and meeting information for the year ended December 31, 2025 for each of the Board committees:

Name	Audit		Compensation		Nominating and Corporate Governance
James A. Schoeneck, Chairperson	X		X	*	X	*
Michael Kauffman, M.D., Ph.D.	X		X
Jeffrey L. Edwards	X	*			X
Total meetings in 2025	6		5		5

* Committee Chair

Our Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee each have authority to engage legal counsel or other experts or consultants, as they deem appropriate to carry out their responsibilities. The Board has determined that each member of each committee meets the applicable Nasdaq rules and regulations regarding “independence” and that each member is free of any relationship that would impair his or her individual exercise of independent judgment with regard to the Company.

Audit Committee

Our Audit Committee consists of Mr. Edwards, Dr. Kauffman, and Mr. Schoeneck. The Board has determined that Mr. Edwards, Dr. Kauffman and Mr. Schoeneck are independent under Nasdaq listing standards and Rule 10A-3(b)(1) of the Exchange Act. The Chair of our Audit Committee is Mr. Edwards. The Board has determined that Mr. Edwards, Mr. Schoeneck, and Dr. Kauffman are each an “audit committee financial expert” within the meaning of the SEC regulations. The Board has also determined that each member of our Audit Committee can read and understand fundamental financial statements in accordance with applicable requirements. In arriving at these determinations, the Board has examined each Audit Committee member’s scope of experience and the nature of their employment in the corporate finance sector. The functions of this committee include:

•
selecting a qualified firm to serve as the independent registered public accounting firm to audit our financial statements and approving fees payable to such firm;
•
helping to ensure the independence and performance of the independent registered public accounting firm;
•
discussing the scope and results of the audit with the independent registered public accounting firm, and reviewing, with management and the independent accountants, our interim and year-end operating results;
•
reviewing the determination and reporting of “critical audit matters” prior to filing the Company’s reports on Form 10-K or Form 10-Q;
•
developing procedures for employees to submit concerns anonymously about questionable accounting or audit matters;
•
reviewing our policies on risk assessment and risk management, including enterprise risk assessment and enterprise risk management;
•
periodically reviewing and discussing with members of the Company’s Cybersecurity Committee material risks and policies relating to data privacy, technology and information security;
•
overseeing Kyntra Bio’s overall strategy related to environmental, social and corporate governance matters;
•
reviewing related party transactions;
•
approving the hiring and dismissal of the Director of Internal Audit, as applicable, and periodically approving, reviewing and recommending changes to the Internal Auditor’s Charter;
•
obtaining and reviewing a report by the independent registered public accounting firm at least annually, that describes our internal quality-control procedures, any material issues with such procedures, and any steps taken to deal with such issues when required by applicable law; and
•
approving (or, as permitted, pre-approving) all audit and all permissible non-audit services, other than de minimis non-audit services, to be performed by the independent registered public accounting firm.

The Board reviews the Nasdaq listing standards definition of independence for Audit Committee members on an annual basis. Our Audit Committee met six times during the year ended December 31, 2025. Our Audit Committee operates under a written charter that satisfies the applicable standards of the SEC and Nasdaq and which is available to stockholders on the Corporate Governance portion of our website at https://kyntrabio.gcs-web.com/corporate-governance/highlights; however, information found on our website is not incorporated by reference into this proxy statement.

Report of the Audit Committee of the Board of Directors

Our Audit Committee has reviewed and discussed the audited financial statements for the year ended December 31, 2025 with management of the Company. Our Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC. Our Audit Committee has also received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountants’ communications with our Audit Committee concerning independence, and has discussed with the independent registered public accounting firm the accounting firm’s independence. Based on the foregoing, our Audit Committee has recommended to the Board that the audited financial statements be included in the Company’s Annual Report.

Respectfully submitted by the members of our Audit Committee:

Jeffrey L. Edwards, Chair

Michael Kauffman, M.D., Ph.D.

James A. Schoeneck

The material in this report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Compensation Committee

Our Compensation Committee consists of Mr. Schoeneck and Dr. Kauffman. The Board has determined that Mr. Schoeneck and Dr. Kauffman are independent under Nasdaq listing standards, each is a “non-employee director” as defined in Rule 16b-3 promulgated under the Exchange Act and each is an “outside director” as that term is defined in Section 162(m) of the Internal Revenue Code of 1986, as amended. The Chair of our Compensation Committee is Mr. Schoeneck. The Compensation Committee shall assist the Board in its oversight of the development, implementation, and effectiveness of the Company’s policies and strategies relating to its human capital management function, including:

•
reviewing and approving, or recommending that the Board approve, the compensation of our executive officers and other senior management reporting to the CEO;
•
reviewing and recommending to the Board the compensation of our directors;
•
reviewing and recommending to the Board for approval the policies and strategies relating to our employee diversity practices;
•
reviewing and approving, or recommending that the Board approve, the terms of compensatory arrangements with our executive officers;
•
reviewing and considering the results of any advisory vote on executive compensation;
•
reviewing and approving, or recommending that the Board approve, incentive compensation and equity plans;
•
administering our stock and equity incentive plans;
•
selecting independent compensation consultants, approving fees payable to them, and assessing any conflicts of interest of compensation consultants;
•
administering and enforcing the Company’s compensation recovery (clawback) policy, including determinations of recoverable amounts, any impracticability exceptions, and related disclosures or similar policies;
•
reviewing the succession plans for the non-CEO executive officers of Kyntra Bio; and
•
reviewing and establishing general policies relating to recruiting, retention, career development, diversity, inclusion and belonging, and employment practices, as well as our overall compensation strategy and the compensation and benefits of our employees.

Under its charter, our Compensation Committee may form, and delegate authority to, subcommittees as appropriate.

Our Compensation Committee met five times during the year ended December 31, 2025. The charter of our Compensation Committee is available to stockholders on the Corporate Governance portion of our website at https://investor.kyntrabio.com/corporate-governance/highlights; however, information found on our website is not incorporated by reference into this proxy statement.

Compensation Committee Processes and Procedures

Our Compensation Committee meets throughout the year as needed, and typically quarterly. The agenda for each meeting is usually developed by the Chair of our Compensation Committee, in consultation with our Chief Executive Officer and other members of management. From time to time, members of management and other employees as well as outside advisors or consultants are invited by our Compensation Committee to make presentations, to provide financial or other background information or advice or to otherwise participate in Compensation Committee meetings. Our Compensation Committee also meets regularly in executive sessions.

Our Chief Executive Officer may not participate in, or be present during, any deliberations or determinations of our Compensation Committee regarding his compensation. The charter of our Compensation Committee grants the committee full access to all books, records, facilities, and personnel of the Company. In addition, under the charter, our Compensation Committee has the authority to obtain, at the expense of the Company, advice and assistance from internal and external legal, accounting, or other advisors and other external resources that our Compensation Committee considers necessary or appropriate in the performance of its duties. Our Compensation Committee has direct responsibility for the oversight of the work of any advisors engaged for the purpose of advising the committee. In particular, our Compensation Committee has the sole authority to retain compensation consultants to assist in its evaluation of executive and director compensation, including the authority to approve the consultant’s reasonable fees and other retention terms. Under the charter, our Compensation Committee may select, or receive advice from, a compensation consultant, legal counsel, or other advisor to our Compensation Committee, other than in-house legal counsel and certain other types of advisors, only after taking into consideration the factors specified in Nasdaq Listing Rule 5605(d)(3)(D) or any successor provision, that bear upon the advisor’s independence; however, there is no requirement that any advisor be independent.

Our Compensation Committee is expected to make most of the significant adjustments to annual compensation, determine bonus and equity awards, and establish new performance objectives at one or more meetings typically held during the first quarter of the year. However, our Compensation Committee also considers matters related to individual compensation, such as compensation for new executive hires, as well as high-level strategic issues, such as the efficacy of the Company’s compensation strategy, potential modifications to that strategy, and new trends, plans, or approaches to compensation, at various meetings throughout the year. Our Compensation Committee also approves equity awards made as a material inducement to employment under Nasdaq Rule 5635(c)(4), and ensures the required press release and timely Nasdaq notification are made. Generally, our Compensation Committee’s decision-making process comprises two related elements: the determination of compensation levels and the establishment and measurement of performance objectives for the current year.

For executive officers other than our Chief Executive Officer, our Compensation Committee solicits and considers evaluations and recommendations submitted to our Compensation Committee by our Chief Executive Officer. In the case of our Chief Executive Officer, the evaluation of his performance (and the determination of his compensation) is conducted by our Compensation Committee through, among other things, reviewing the achievement of corporate goals, reviewing peer benchmarks, and obtaining feedback on performance from both company directors and his direct reports. For all executive officers and directors as part of its deliberations, our Compensation Committee may review and consider, as appropriate, materials such as financial reports and projections, operational data, tax and accounting information, tally sheets that set forth the total compensation that may become payable to the executive officers in various hypothetical scenarios, executive and director stock ownership information, Company stock performance data, and recommendations of our Compensation Committee’s compensation consultant. When setting each individual’s 2025 compensation, our Compensation Committee considered the following factors:

•
each individual executive officer’s skills, experience, qualifications, future potential, and the scope of each executive officer’s role compared to other similarly situated executives at the companies in our compensation peer group;
•
compensation practices of our compensation peer group and positioning of each executive officer’s compensation in a ranking of peer company compensation levels;
•
compensation parity among our executive officers;

•
our performance against the applicable operational and financial objectives established by our Compensation Committee and the Board;
•
the performance of each individual executive officer, based on an assessment of his or her contributions to our overall performance, ability to lead his or her business unit or function, and work as part of a team, all of which reflect our core values; and
•
the executive’s performance as it relates to both legal compliance and compliance with the Company’s internal policies and procedures, provided, however, that this shall not affect payments or benefits that are required to be paid pursuant to the Company’s plans, policies, or agreements.

These factors provide the framework for compensation decision-making and final decisions regarding the compensation opportunity for each executive officer. No single factor is determinative in setting pay levels, nor is the impact of any factor on the determination of pay levels quantifiable.

Nominating and Corporate Governance Committee

Our Nominating and Corporate Governance Committee consists of Messrs. Schoeneck and Edwards. The Board has determined that Messrs. Schoeneck and Edwards are independent under the current rules and regulations of the SEC and Nasdaq. The Chair of our Nominating and Corporate Governance Committee is Mr. Schoeneck. The functions of this committee include:

•
identifying, evaluating, and selecting, or recommending that the Board approve, nominees for election to the Board and its committees, and nominees for the Chairperson of the Board or the lead independent director of the Board, as applicable;
•
evaluating the performance of the Board and of individual directors;
•
considering and making recommendations to the Board regarding the composition of the Board and its committees;
•
overseeing and reviewing with management director orientation programs and director continuing education programs;
•
considering and making recommendations to the Board regarding stockholder proposals;
•
reviewing developments in corporate governance practices;
•
evaluating the adequacy of our corporate governance practices and receipt of information within the Board;
•
developing and making recommendations to the Board regarding corporate governance guidelines and matters;
•
reviewing CEO succession plans and recommending to the Board a selection of appropriate individuals to succeed in this position;
•
overseeing an annual evaluation of the Board’s and committees’ performance; and
•
reviewing, discussing and assessing its own performance at least periodically.

Our Nominating and Corporate Governance Committee met five times during the year ended December 31, 2025. The charter of our Nominating and Corporate Governance Committee is available to stockholders on the Corporate Governance portion of our website at https://kyntrabio.gcs-web.com/corporate-governance/highlights; however, information found on our website is not incorporated by reference into this proxy statement.

Our Nominating and Corporate Governance Committee believes that candidates for director should have certain minimum qualifications, including the ability to read and understand basic financial statements and having the highest personal integrity and ethics. Our Nominating and Corporate Governance Committee also intends to consider such factors as possessing relevant expertise upon which to be able to offer advice and guidance to management, having sufficient time to devote to the affairs of the Company, demonstrated excellence in his or her field, having the ability to exercise sound business judgment, and having the commitment to rigorously represent the long-term interests of the Company’s stockholders. The Board also believes that diversity in background, experience, perspective, and skills contributes to and enhances the Board’s capabilities. In identifying and recommending nominees to the Board, the Nominating and Corporate Governance Committee considers, in addition to a candidate’s professional qualifications, diversity of race, ethnicity, national origin, gender, age and sexual orientation. Our Nominating and Corporate Governance Committee retains the right to modify these qualifications from time to time. Candidates for director nominees are reviewed in the context of the current composition of the Board, the operating requirements of the Company and the long-term interests of stockholders. In conducting this assessment, our Nominating and Corporate Governance Committee typically considers diversity, age, skills, and such other factors as it deems appropriate given the current needs of the Board and the Company, to maintain a balance of knowledge, experience, and capability. In the case of incumbent directors whose terms of office are set to expire, our Nominating and Corporate Governance Committee reviews these directors’ overall service to the Company during their terms, including the number of meetings attended, level of participation, quality of performance and any other relationships and transactions that might impair the directors’ independence. In the case of new director candidates, our Nominating and Corporate Governance Committee also determines whether the nominee is independent for Nasdaq purposes, which determination is based upon applicable Nasdaq listing standards, applicable SEC rules and regulations and the advice of counsel, if necessary. Our Nominating and Corporate Governance Committee may engage, if it deems appropriate, a professional search firm specializing in the recruitment of directors to compile a list of potential candidates. Our Nominating and Corporate Governance Committee conducts any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of the Board. Our Nominating and Corporate Governance Committee meets to discuss and consider the candidates’ qualifications and then selects a nominee for recommendation to the Board by majority vote.

Our Nominating and Corporate Governance Committee, to date, has not adopted a formal policy with regard to the consideration of director candidates recommended by stockholders and will consider director candidates recommended by stockholders on a case-by-case basis, as appropriate. Our Nominating and Corporate Governance Committee does not intend to alter the manner in which it evaluates candidates, including the minimum criteria set forth above, based on whether or not the candidate was recommended by a stockholder. To date, our Nominating and Corporate Governance Committee has not received any such nominations nor has it rejected a director nominee from a stockholder or stockholders holding more than 5% of our voting stock. Stockholders who wish to recommend individuals for consideration by our Nominating and Corporate Governance Committee to become nominees for election to the Board may do so by delivering a written recommendation to the Company’s Secretary at the following address: Kyntra Bio, Inc., 350 Bay Street, Suite 100 #6009, San Francisco, CA 94133. Please see the section titled “Information Concerning Solicitation and Voting” for deadlines related to submissions. Submissions must include the name, age, business address, and residence address of such nominee, the principal occupation or employment of such nominee, the class and number of shares of each class of capital stock of the Company which are owned of record and beneficially by such nominee, the date or dates on which such shares were acquired and the investment intent of such acquisition, and such other information concerning such nominee as would be required to be disclosed in a proxy statement soliciting proxies for the election of such nominee as a director in an election contest (even if an election contest is not involved), or that is otherwise required to be disclosed pursuant to Section 14 of the Exchange Act and the rules and regulations thereunder. Any such submission must be accompanied by the written consent of the proposed nominee to be named as a nominee and to serve as a director if elected.

BOARD DIVERSITY

The following Board Diversity Matrix provides the self-identified personal characteristics for the Board:

Board Diversity Matrix (As of April 26, 2026)
Total Number of Directors	5
	Female	Male	Non- Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	1	4	-	-
Part II: Demographic Background
African American or Black	-	-	-	-
Alaskan Native or Native American	-	-	-	-
Asian	1	-	-	-
Hispanic or Latino	-	-	-	-
Native Hawaiian or Pacific Islander	-	-	-	-
White	-	4	-	-
Two or More Races or Ethnicities	-		-	-
LGBTQ+	-
Did Not Disclose Demographic Background	-

Our Board Diversity Matrix as of April 17, 2025 can be found in our proxy statement for the 2025 Annual Meeting filed with the SEC on April 25, 2025.

STOCKHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

The Board has adopted a formal process by which stockholders may communicate with the Board or any of our directors. Stockholders who wish to communicate with the Board may do so by sending written communications addressed to Secretary, Kyntra Bio, Inc., 350 Bay Street, Suite 100 #6009, San Francisco, CA 94133. All communications will be reviewed by our Secretary and, if requested by the stockholder, forwarded to the Board or an individual director, as applicable. Our Secretary reserves the right not to forward to the Board or any individual director any unduly frivolous, hostile, threatening, or similarly inappropriate materials.

CODE OF BUSINESS CONDUCT AND ETHICS

We have adopted a Code of Business Conduct and Ethics that applies to all executive officers, directors and employees, including our principal executive officer and principal financial officer. This Code of Business Conduct and Ethics is available on the Corporate Governance portion of our website at https://kyntrabio.gcs-web.com/corporate-governance/highlights. A copy may also be obtained without charge by contacting investor relations, attention Director of Investor Relations, 350 Bay Street, Suite 100 #6009 San Francisco, CA 94133, or by calling (415) 978-1200. We plan to post on our website at the address described above any future amendments to or waivers of our Codes of Business Conduct and Ethics.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

None of the members of our Compensation Committee is currently or has been at any time during the last year one of our employees. None of our executive officers currently serves, or has served during the last year, as a member of the Board or Compensation Committee of any entity that has one or more executive officers serving as a member of the Board or Compensation Committee.

DIRECTOR COMPENSATION

The Board adopted a non-employee director compensation policy in connection with our initial public offering. The initial adoption and each subsequent amendment of the non-employee director compensation policy was adopted following a benchmarking review with our independent compensation consultant of our peer group and overall board compensation trends. This policy was amended on March 4, 2015, February 23, 2016, June 5, 2018, June 5, 2019, February 10, 2020, April 13, 2022, February 14, 2023, January 1, 2024, April 22, 2024, and April 10, 2026. Pursuant to this policy, our non-employee directors are paid annual cash compensation of $50,000 each and our non-executive Chairperson is paid annual cash compensation of $50,000. The non-executive Chairperson annual retainer fee was changed from $100,000 in 2023 to $50,000, effective January 1, 2024. In addition, non-employee directors are paid $10,000 annually for serving on our Audit Committee ($20,000 annually for the Chairperson), $7,500 annually for serving on our Compensation Committee ($17,500 annually for the Chairperson), $5,000 annually for serving on our Nominating and Corporate Governance Committee ($10,000 annually for the Chairperson) and $25,000 for serving on our Scientific Advisory Board. Non-employee directors are reimbursed for their reasonable out-of-pocket expenses to cover attendance at and participation in meetings of the Board and other activities performed in the course of their service on the Board.

Our non-employee directors are granted initial and annual awards under our 2024 Equity Incentive Plan (the “2024 Plan”). Newly appointed directors will be granted a stock option award of 14,000 shares. The initial stock option grants will vest in equal quarterly installments over three years from the date of grant, subject to the non-employee director’s continuous service on each applicable vesting date. A Director who, in the one year prior to his or her initial election to serve on the Board as a Director, served as an employee of Kyntra Bio (or one of our subsidiaries), will not be eligible for an initial grant.

At the 2026 annual meeting of stockholders, each person who is elected or appointed as a Director, and each other Director who continues to serve as a Director immediately after such annual stockholder meeting, will be automatically, and without further action by the Board, granted a stock option award of 7,000 shares. Such options vest in equal quarterly installments over one year from the grant date or on the annual meeting of the following year, whichever comes first.

For any Director that is appointed on the day of an annual stockholder meeting, their initial grant will be in lieu of their first annual grant. For any other newly elected or appointed Director, at their first annual stockholder meeting, their first annual grant will be automatically, and without further action by the Board, a stock option award of 7,000 shares multiplied by the Applicable Fraction (as defined below) (a “Prorated Annual Grant”). The “Applicable Fraction” means a fraction with (a) a numerator equal to the number of days between the date of the Director’s initial election or appointment to the Board and their first annual stockholder meeting, and (b) a denominator equal to 365.

Upon the 2024 annual meeting of our stockholders, each individual who was elected or appointed as a non-employee director and each other non-employee director who continued to serve as a non-employee director immediately after such annual meeting of our stockholders was granted a stock option award of 70,000 shares (such grant prior to our 1-for-25 reverse stock split) .

Upon the 2025 annual meeting of our stockholders, each individual who was elected or appointed as a non-employee director and each other non-employee director who continued to serve as a non-employee director immediately after such annual meeting of our stockholders was granted a stock option award of 120,000 shares (such grant prior to our 1-for-25 reverse stock split).

All options granted under our non-employee director compensation policy will be granted with an exercise price equal to the fair market value of our common stock on the grant date. The vesting of all options will cease upon a non-employee director’s resignation from the Board or other cessation of service, unless the Board determines otherwise. All unvested options will vest in full immediately prior to a change in control (as defined in the 2024 Plan), subject to the non-employee director’s continuous service as of the day prior to the closing of such change in control.

The following table sets forth information regarding compensation earned by or paid to our non-employee directors during fiscal year 2025:

Name	Fees Earned or Paid in Cash (1)	Stock Option Awards (2)(3)	Total
James A. Schoeneck, Chairperson	$137,500	$36,612	$174,112
Aoife Brennan, M.B., B.Ch.*	$24,643	$—	$24,643
Jeffrey L. Edwards	$75,000	$36,612	$111,612
Michael Kauffman M.D., PhD**	$33,757	$57,969	$91,726
Maykin Ho, Ph.D.	$60,000	$36,612	$96,612

*Former Board member

**The award of Dr. Kauffman includes his initial and annual grants

(1)
Amounts shown in this column represent the annual cash fees earned by each director in fiscal year 2025 under our non-employee director compensation policy, which includes the annual retainers as set forth below:

Name	Annual Retainer
All Non-Employee Directors	$50,000
Non-Executive Chairperson*	$50,000
Lead Independent Director* **	$22,500
Audit Committee Chairperson*	$20,000
Compensation Committee Chairperson*	$17,500
Nominating and Corporate Governance Committee Chairperson*	$10,000
Audit Committee Member (other than Chairperson)*	$10,000
Compensation Committee Member (other than Chairperson)*	$7,500
Scientific Advisory Board Member	$25,000
Nominating and Corporate Governance Committee Member (other than Chairperson)*	$5,000

* Paid in addition to the annual retainer paid to all non-employee directors.

** The Lead Independent Director position is currently vacant since we have a Chairperson that is independent.

(2)
The amounts reported do not reflect the amounts actually received by our non-employee directors. Instead, these amounts reflect the aggregate grant date fair value of the stock option granted to our non-employee directors during the fiscal year ended December 31, 2025, as computed in accordance with the Financial Accounting Standards Board’s Accounting Standards Codification Topic 718, Compensation-Stock Compensation (“FASB ASC Topic 718”). Assumptions used in the calculation of these amounts are included in Note 11 to our consolidated financial statements under Item 8 of our Annual Report.
(3)
The following table lists the aggregate number of shares with respect to the outstanding and unexercised option awards held by each of our non-employee directors as of December 31, 2025.

Name	Number of Shares Subject to Outstanding Options as of December 31, 2025
James A. Schoeneck, Chairperson	13,610
Aoife Brennan, M.B., B.Ch.*	-
Michael Kauffman , MD PhD	7,600
Jeffrey L. Edwards	11,269
Maykin Ho, Ph.D.	10,605

*Former Board member

DIRECTOR STOCK OWNERSHIP GUIDELINES

Due to the Company effecting a reverse stock split in June 2025, we have currently paused the stock ownership guidelines for directors and officers.

PROPOSAL 2

ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION

Under Section 14A of the Exchange Act, the Company’s stockholders are entitled to vote to approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in this proxy statement in accordance with SEC rules.

This vote is not intended to address any specific item of compensation, but rather the overall compensation of the Company’s named executive officers and the philosophy, policies, and practices described in this proxy statement. The compensation of the Company’s named executive officers subject to the vote is disclosed in the compensation tables and the related narrative disclosure contained in this proxy statement. As discussed in those disclosures, the Company believes that our compensation policies and decisions are aligned with our stockholders’ interests and consistent with current market practices. Compensation of the Company’s named executive officers is designed to enable the Company to attract and retain talented and experienced executives to lead the Company successfully in a competitive environment.

Accordingly, the Board is asking the stockholders to indicate their support for the compensation of the Company’s named executive officers as described in this proxy statement by casting a non-binding advisory vote “FOR” the following resolution:

“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables, and narrative discussion, is hereby APPROVED.”

Because the vote is advisory, it is not binding on the Board, our Compensation Committee of the Board, or the Company. Nevertheless, the views expressed by the stockholders, whether through this vote or otherwise, are important to management and the Board and, accordingly, the Board and our Compensation Committee intend to consider the results of this vote in making determinations in the future regarding executive compensation arrangements.

Advisory approval of this proposal requires the vote of the holders of a majority of the shares present online at the Annual Meeting or represented by proxy and entitled to vote generally on the subject matter. If you “Abstain” from voting, it will have the same effect as an “Against” vote. Broker non-votes will have no effect. Unless the Board decides to modify its policy regarding the frequency of soliciting advisory votes on the compensation of the Company’s named executives, the next scheduled say-on-pay vote will take place at the 2027 annual meeting of stockholders.

THE BOARD OF DIRECTORS RECOMMENDS

A VOTE “FOR” PROPOSAL 2.

PROPOSAL 3

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of our Board has selected PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026 and has further directed that management submit the selection of the independent registered public accounting firm for ratification by the stockholders at the Annual Meeting. PricewaterhouseCoopers LLP has audited the Company’s financial statements since 2000. Representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Neither our amended and restated bylaws nor other governing documents or law require stockholder ratification of the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm. However, our Audit Committee is submitting the selection of PricewaterhouseCoopers LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, our Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, our Audit Committee in its discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of the Company and our stockholders.

The affirmative vote of the holders of a majority of the shares present online at the Annual Meeting or represented by proxy and entitled to vote generally on the subject matter will be required to ratify the selection of PricewaterhouseCoopers LLP. If you “Abstain” from voting, it will have the same effect as an “Against” vote. We do not expect any broker non-votes for this proposal.

THE BOARD OF DIRECTORS RECOMMENDS

A VOTE “FOR” PROPOSAL 3.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

The following table represents aggregate fees of PricewaterhouseCoopers LLP, our independent registered public accounting firm for fiscal years ended December 31, 2024 and December 31, 2025.

	Fiscal Year Ended
	2025	2024
	(in thousands)
Audit Fees (1)	$1,412	$3,201
Audit Related Fees	-	-
Tax Fees	-	-
All Other Fees (2)	2	2
Total Fees	$1,414	$3,203
(1)
Audit Fees consist of professional services rendered in connection with the integrated audit of our annual consolidated financial statements and services that are normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings or engagements for those fiscal years. Audit Fees also consist of services provided in connection with the issuance of comfort letters and consents for SEC filings.
(2)
Includes professional services rendered in connection with an annual subscription to a technical accounting database.

PRE-APPROVAL POLICIES AND PROCEDURES

In accordance with the Audit Committee charter, our Audit Committee’s policy is to pre-approve all audit and non-audit services provided by the independent registered public accounting firm, including the estimated fees and other terms of any such engagement. These services may include audit services, audit-related services, tax services, and other services. Any pre-approval is detailed as to the particular service or category of services. Our Audit Committee may elect to delegate pre-approval authority to one or more designated Audit Committee members in accordance with its charter. Our Audit Committee or audit sub-committee, consisting of Mr. Edwards, pre-approved all services provided by our independent registered public accounting firm for the fiscal years ended December 31, 2024 and 2025.

Our Audit Committee considers whether such audit or non-audit services are consistent with the SEC’s rules on auditor independence. Our Audit Committee has determined that the provision of the services noted above is compatible with maintaining PricewaterhouseCoopers LLP’s independence.

EXECUTIVE OFFICERS

The following table sets forth certain information about our executive officers as of April 26, 2026:

Name	Age	Position
Thane Wettig	61	Chief Executive Officer and Director
David DeLucia	37	Chief Financial Officer

For information for Mr. Wettig, please refer to “Directors Continuing in Office Until the 2027 Annual Meeting — Class I” above.

David DeLucia, age 37, was most recently Senior Vice President, Chief Financial Officer, Finance at Kyntra Bio, Inc. (formerly known as FibroGen, Inc.). Mr. DeLucia has over 15 years of financial leadership and experience within the life sciences industry. Prior to joining Kyntra Bio, in 2022, he held positions of increasing responsibility at TherapeuticsMD, overseeing Financial Planning and Analysis, Corporate Development, and Investor Relations. Earlier in his career, he was a buy-side investor at JP Morgan Asset Management, covering small and mid-cap healthcare companies. Mr. DeLucia holds the Chartered Financial Analyst® designation and a dual degree of Bachelor of Business Administration in Finance & Accounting and Bachelor of Science in Economics from the University of Michigan - Stephen M. Ross School of Business.

EXECUTIVE COMPENSATION

We are a “smaller reporting company” under Item 10 of Regulation S-K promulgated under the Exchange Act and the following compensation disclosure is intended to comply with the requirements applicable to smaller reporting companies. Although the rules allow us to provide less detail about our executive compensation program, our Compensation Committee is committed to providing the information necessary to help stockholders understand our executive compensation-related decisions. Accordingly, this section includes supplemental narratives that describe our 2025 compensation program for our named executive officers.

In 2025, our named executive officers consisted of the following individuals:

•
Thane Wettig, our Chief Executive Officer;
•
David DeLucia, our Chief Financial Officer; and
•
Christine L. Chung, our former Senior Vice President, China Operations.

2025 was a transformative year for Kyntra Bio (formerly FibroGen). The Company undertook a fundamental reset of our business, including the sale of FibroGen International and repayment of our senior secured debt facility, two transactions that were critical to preserving and repositioning the enterprise for the future. At the same time, the Company started 2025 with a significantly reduced employee base, drastically reduced lease and operating footprint, and a leaner organization focused on our highest-potential development opportunities, FG-3246 for prostate cancer and roxadustat in anemia associated with lower-risk myelodysplastic syndromes (“MDS”).

2025-2026 Stockholder Engagement and Response

Our Compensation Committee believes that regular engagement with stockholders is an important part of maintaining a compensation program and governance framework that are aligned with stockholder interests. Following our 2025 advisory say-on-pay vote (where we received broad support from our shareholders, with 76% approving our say-on-pay), the Board requested management initiate a stockholder outreach effort to better understand investor perspectives on our executive compensation program, equity usage, governance practices and related disclosure.

We reached out to 22 of our largest institutional investors, which represented 26.61% of our outstanding shares, and ultimately, engaged in discussions with 4 investors representing approximately 7.53% of our outstanding shares. These conversations provided useful feedback regarding the Company’s compensation structure, pay-for-performance alignment, equity mix, cash incentive disclosure, governance practices and responsiveness to prior stockholder concerns. The Compensation Committee carefully considered this feedback in evaluating 2025 compensation decisions and in enhancing the related disclosure in this proxy statement.

Our Chief Financial Officer, Head of HR, and General Counsel attended all of the calls. Additionally, the Chair of our Compensation Committee, and Chair of the Board, participated in a majority of these investor calls.

In these discussions, stockholders generally recognized the significant transformation of the Company over the past two years, namely a large reduction in force initiated in 2024 and completed in 2025, which led to a reduction in senior executive headcount and our board composition followed by the completion of the sale of FibroGen International in 2025.

Stockholders also expressed support for the Company’s emphasis on pay-for-performance alignment, including the significant role of equity compensation in executive pay; and as evidenced by actual value of prior option awards being underwater due to the Company’s stock price performance. At the same time, stockholders asked for additional context and more disclosure in certain areas, particularly with respect to the Company’s transition from FibroGen to Kyntra Bio, annual cash incentive determinations, peer group considerations, and prior tax gross-up payments.

What We Heard and What We Did

What We Heard	What We Did

Provide clearer context regarding the Company’s transition and the significance of 2025. Stockholders wanted additional explanation of the Company’s transformation from FibroGen to Kyntra Bio, including the large reduction in force in the second half of 2024, the reduction in senior executive headcount, changes to the Board, and the sale of FibroGen International in the second half of 2025.

Enhanced our disclosure to explain the Company’s transition and why 2025 was a pivotal year. We expanded our disclosure to describe the Company’s transformation into a leaner organization focused on our highest-potential development opportunities, including the large reduction in force in late 2024 and the completion of the FibroGen International sale in 2025, with proceeds exceeding expectations, which materially strengthened the Company’s financial position and supported the continued repositioning of the business. We also described retaining top talent in the Company and on the Board, befitting a smaller development company (including replacing some of the excellent commercial expertise on the Board (Ms. Blaug and Mr. Lema) with the development and clinical oncology expertise of Dr. Kauffman).

Demonstrate clear alignment between executive pay and stockholder returns. Stockholders emphasized that compensation outcomes should reflect both the Company’s operational performance and our stock price performance.

Maintained a compensation structure with strong pay-for-performance alignment. Value of compensation actually received by our executives has declined substantially alongside stockholder returns, as option awards granted in 2024 and 2025 are underwater and therefore have delivered no actual value absent future stock price appreciation. On the other hand, the Compensation Committee did think exceptional operational goal achievements in 2025 (sale of FibroGen International among other things), which benefited stockholders as well, deserved commensurately high bonuses for 2025.

Be disciplined regarding equity usage, dilution and burn rate. Stockholders inquired if an increase to the equity plan share pool was required for 2026’s annual shareholder meeting.

Compensation Committee remained focused (in 2025 and 2026) on reasonable equity grants and responsible equity usage. In determining 2025 and 2026 equity awards, the Compensation Committee remained mindful of dilution and burn rate and targeted grant levels with reference to median peer-group ownership percentages rather than grant-date value, which would have resulted in significantly larger share awards at the Company’s lower stock price. Overall equity grant value was reduced in light of the Company’s reduced scale and employee base.

Retain a simple and shareholder-aligned equity mix. Stockholders indicated that they viewed the Company’s equity mix favorably (including elimination of performance-based restricted stock unit (“PRSU”) awards) for the Company’s size and development stage, and appreciated the direct alignment created by stock options.

Retained an options-only equity program for 2026 executive officer and director grants. As a smaller development-stage company, we believe stock options provide the most direct alignment with long-term stock price appreciation, while also supporting retention and remaining appropriately sized for the Company’s current stage.

Provide additional detail regarding the annual cash compensation program. Stockholders asked for better disclosure regarding annual incentive goals, achievement levels and payout determinations.

Added enhanced annual incentive disclosure to this proxy statement. We expanded our disclosure to include a table summarizing the applicable performance goals, weighting of the goals, achievement score determined by the Compensation Committee for each goal, and total corporate achievement, to provide stockholders with greater visibility into how annual cash compensation decisions were made.

What We Heard	What We Did
Address concerns regarding tax gross-up payments. Certain stockholders and proxy advisory firms expressed concern regarding prior tax gross-up payments to an executive officer.

No tax gross-ups will be provided to executive officers. The limited tax gross-up payments provided were not broad-based executive perquisites, but instead related solely to Ms. Chung’s income taxation in both the United States and China as a result of her significant work in China on behalf of the Company, which caused portions of her compensation to be subject to tax in multiple jurisdictions. Because Ms. Chung is no longer employed by the Company, the Company does not expect this issue to recur and will not provide tax gross-ups to executive officers in 2026.

Provide more robust rationale for compensation design and Committee judgment. Stockholders wanted clearer disclosure regarding why the Compensation Committee made the compensation decisions it did in light of the Company’s transition and current stage.

Expanded the Executive Compensation narrative. We enhanced our disclosure to better explain our compensation philosophy, including the rationale for using stock options rather than restricted stock unit (“RSU”) awards or PRSU awards in the Company’s current stage, the Compensation Committee’s focus on pay-for-performance alignment, retention of key executives in a competitive industry, and responsible use of equity.

Continue reviewing peer group appropriateness and governance practices. Stockholders noted the importance of ongoing governance responsiveness (noting the Company’s governance provisions were consistent with similarly sized development companies) and peer group calibration and the difficulty of such selection with the Company’s small market capitalization and mid- and late-stage clinical assets as well as commercial asset.

Continued to evaluate peer group composition and governance practices. The Compensation Committee continues to review the appropriateness of the peer group and considered stockholder feedback in shaping both compensation decisions and this year’s disclosure, as well as future peer group selection.

The Company also felt that our governance provisions such as those contained in our Articles of Incorporation and Bylaws are appropriate for our size and development stage.

The Compensation Committee values the perspectives we received through this outreach process and believes that the actions described above demonstrate our commitment to stockholder engagement, compensation governance and transparent disclosure. We believe our 2025 and 2026 compensation decisions appropriately reflect the Company’s operational execution, strategic transformation and reduced scale, while also maintaining strong alignment with stockholder performance. In particular, the Compensation Committee believes that the continued use of stock options as the sole form of equity compensation for executive officers and directors in 2026, the absence of any tax gross-ups for executive officers in 2026, and the enhanced disclosure regarding annual cash incentive decisions respond directly and constructively to stockholder feedback.

Consideration of 2025 Advisory Say-On-Pay Vote

At our 2025 annual meeting, we conducted a non-binding, advisory vote on executive compensation, commonly referred to as a “say on pay” vote. We hold such a vote on an annual basis. Of the votes cast, approximately 76% were in favor of the say on pay proposal. We view this level of support as indicating generally positive feedback regarding our executive compensation program, particularly given our heavily retail shareholder base. Although the say-on-pay vote is advisory, the Compensation Committee carefully considered the result of the vote, together with feedback received during our stockholder outreach efforts, in evaluating our compensation decisions and related disclosure for 2025 and 2026.

Company Performance and Pay Alignment

The structure of the Company’s compensation program coupled with the Compensation Committee’s processes and decision-making, is designed to ensure a strong tie between our corporate performance and executive pay. Please see the “Pay Versus Performance” section of this proxy statement, which shows the impact that our stock performance has on the compensation actually paid to our chief executive and other named executive officers.

Executive Compensation Policies and Practices

The following table summarizes the executive compensation policies and practices we have adopted to align our executive compensation program with our compensation philosophy and corporate governance policies and practices and best serve our stockholders’ long-term interests:

What we do:	What we do not do:

Performance metrics tied to company performance. Our executive compensation program is designed so that a significant portion of compensation is “at risk” based on Company performance and provided in the form of short-term cash and long-term equity incentives to align the interests of our executive officers and stockholders.

No Post-Employment Tax Reimbursements. We do not provide any “gross-ups” on any severance or change in control payments or benefits, except in the limited context of global mobility taxation (due to significant foreign travel).

Multi-Year Vesting Requirements. The equity awards granted to our executive officers vest over multi-year periods, consistent with current market practice and our retention objectives.

No Special Perquisites. During 2025, none of our named executive officers received perquisites or other personal benefits, other than tax gross-up payments to Ms. Chung provided in the limited context of global mobility taxation.

These payments were intended solely to address Ms. Chung’s income taxation in both the United States and China due to Ms. Chung’s significant work in China on behalf of the Company, which caused portions of her compensation to be subject to tax in multiple jurisdictions.

Because Ms. Chung is no longer employed by the Company, the Company does not expect to provide any such tax gross-up payments in 2026.

Double-Trigger Change In Control Arrangements. The vast majority of change in control payments and benefits are based on a “double-trigger” arrangement (that is, they require both a change in control of the Company plus a qualifying termination of employment before payments and benefits are paid).

No Pension or Deferred Compensation Plans. Except for our Section 401(k) plan, for which we provide Company matching contributions to all participating employees, we do not currently offer pension arrangements or nonqualified deferred compensation plans or arrangements to our executive officers.

Independent Compensation Committee. Our Compensation Committee is comprised solely of independent members of our Board.

No Special Health or Welfare Benefits. Our executive officers participate in broad-based Company-sponsored health and welfare benefits programs on the same basis as our other full-time, salaried employees.

Independent compensation consultant. Our Compensation Committee uses an independent compensation consultant that provides no other material services to the Company.

Prohibitions on Hedging and Pledging. We prohibit our employees, including our executive officers and members of the Board, from hedging or pledging our securities, including the purchase of securities on margin, unless approved in advance by a designated clearance officer.

Clawback. We have adopted a revised Incentive Compensation Recoupment Policy that is compliant with the requirements under the Dodd-Frank Wall Street Reform and Consumer Protection Act and related listing standards.

Summary Compensation Table

The following table sets forth all of the compensation awarded to, earned by, or paid to our named executive officers for 2024 and 2025.

Named Executive Officer	Year	Base Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	Option Awards ($)(2)	Non-equity Incentive Plan Compensation ($)(3)	All other Compensation ($)(4)	Total ($)
Thane Wettig (6)	2025	$665,000	$-	$-	$846,023.73	$580,545	$22,274	$2,113,842
Chief Executive Officer	2024	$665,000	$-	$284,690	$1,231,568	$434,611	$26,244	$2,642,113
David DeLucia (7)	2025	$450,000	$40,000	$-	$341,653.73	$209,952	$69,393	$1,110,999
Chief Financial Officer	2024	$393,500	$25,000	$17,010	$71,606	$130,227	$48,810	$686,152
Christine L. Chung (5)	2025	$515,000	$-	$-	$-	$-	$666,108	$1,181,108
former Senior Vice President, China Operations	2024	$515,000		$49,735	$211,168	$230,172	$169,764	$1,175,838

(1)
Mr.DeLucia received a $25,000 retention bonus in April 2024, and a $40,000 bonus for oversight and management of our China sales transaction.
(2)
Reflects the grant date fair value of the stock options and restricted stock unit awards granted as computed in accordance with FASB ASC Topic 718. The valuation assumptions used in calculating the grant date fair value of the stock options are set forth in Note 11 to our financial statements under Item 8 included in our Annual Report. The fair market value of restricted stock unit awards is calculated based on the closing price of Kyntra Bio’s stock on the date of grant.
(3)
Amount represents each of our named executive officers’ annual performance-based cash bonuses.
(4)
The amounts for 2025 include:
a.
life insurance premiums for Messrs. Wettig and DeLucia, and Ms. Chung in the amount of $1,273.62, $1,273.62, and $780.58 respectively;
b.
Kyntra Bio 401(k) plan contributions for Mr. Wettig and Ms. Chung in the amount of $21,000 and $3,500, respectively;
c.
health insurance premiums for Mr. DeLucia and Ms.Chung in the amount of $66,319 and $1,347, respectively;
d.
wellness benefit for Mr. DeLucia and Ms. Chung in the amount of $1,800 and $1,200, respectively;
e.
Because her termination constituted an involuntary termination without cause under her severance arrangement, she became entitled to receive cash severance of $515,000 (and COBRA/benefits continuation). This payment of $515,000 was a non-change-in-control severance payment and is included in “All Other Compensation” for 2025. Ms. Chung also received a China transaction bonus of $144,280.67.
(5)
Ms. Chung was terminated after the sale of FibroGen International in August 2025. She is included as a named executive officer because she would have been one of our two most highly compensated executive officers other than the PEO for 2025 but for the fact that she was not serving as an executive officer at December 31, 2025. Because her termination constituted an involuntary termination without cause under her severance arrangement, she became entitled to receive cash severance of $515,000 (and COBRA/benefits continuation). The payment of $515,000 was a non-change-in-control severance payment and is included in “All Other Compensation” for 2025. In 2024, Ms. Chung's non-equity incentive plan compensation target bonus was 50% of her base salary, multiplied by the corporate goals achievement of 87.14% for 80% of her bonus. For the remaining 20% of her bonus, her target percentage was multiplied by her individual goal achievement of 98.38%. In 2025, Ms. Chung received no non-equity incentive plan compensation.
(6)
In 2024, Mr. Wettig's non-equity incentive plan compensation target bonus was 75% of his base salary of which 100% is dependent upon the corporate goal achievement score, which for 2024 was 87.14%. In 2025, Mr. Wettig's non-equity incentive plan compensation target bonus was 75% of his base salary of which 100% is dependent upon the corporate goal achievement score, which was 116.4%.
(7)
Mr. DeLucia was promoted to SVP, CFO on December 16, 2024. In 2024, Mr. DeLucia's non-equity incentive plan compensation target bonus was 35% for the full year, multiplied by the corporate goals achievement score of 87.14% for 35% of his bonus. For the remaining 65% of his bonus, his target percentage was multiplied by his individual goal achievement of 99.5%. In 2025, Mr. DeLucia's non-equity incentive plan compensation target bonus was 40% for the full year, multiplied by the corporate goals achievement of 116.4% for 80% of his bonus. For the remaining 20% of his bonus, his target percentage was multiplied by his individual goal achievement of 117.6%.

NARRATIVE TO THE SUMMARY COMPENSATION TABLE

2025 was a transformative year for Kyntra Bio (formerly FibroGen). The Company undertook a fundamental reset of our business, including the sale of FibroGen International and repayment of our senior secured debt facility, two transactions that were critical to preserving and repositioning the enterprise for the future. At the same time, the Company started 2025 with a significantly reduced employee base, drastically reduced lease and operating footprint, and a leaner organization focused on our highest-potential development opportunities, FG-3246 for prostate cancer and roxadustat for MDS.

Against that backdrop, the Compensation Committee determined that management successfully executed on difficult and strategically important objectives, most notably completing the FibroGen International sale at a value above expectations, which materially strengthened the Company’s ability to continue operations and pursue our clinical development objectives in 2026 and beyond.

The Company’s 2025 compensation program was aligned with stockholder outcomes and designed to be reasonable in light of the Company’s re-rated stock price and reduced employee headcount. Value of compensation actually received by our executives has declined substantially alongside stockholder returns, as option awards granted in 2024 and 2025 are underwater, directly reflecting the under-performance of the Company’s stock. In determining 2025 equity awards, the Compensation Committee remained mindful of burn rate and stockholder dilution and therefore targeted grant levels with reference to median peer-group ownership percentages rather than grant-date value (which would have resulted in significantly larger share awards at the Company’s lower stock price). The Company has also simplified and tightened our compensation practices as it has become a leaner organization, relying on stock options to align management with long-term stock price appreciation. In addition, there will be no tax gross-ups for executive officers in 2026 and we expect that to continue going forward. In 2025 and previous years, the limited executive tax gross-ups were primarily for Christine Chung’s income taxation in both the United States and China due to Christine Chung’s extensive work in China in support of the business and were not broad-based executive perquisites.

Roles in Determining Compensation

Compensation Committee Processes and Procedures

Our Compensation Committee meets throughout the year as needed, and typically quarterly. The agenda for each meeting is usually developed by the Chair of our Compensation Committee, in consultation with our Chief Executive Officer and other members of management. From time to time, members of management and other employees as well as outside advisors or consultants are invited by our Compensation Committee to make presentations, to provide financial or other background information or advice or to otherwise participate in Compensation Committee meetings. Our Compensation Committee also meets regularly in executive sessions.

Our Chief Executive Officer may not participate in, or be present during, any deliberations or determinations of our Compensation Committee regarding his compensation. The charter of our Compensation Committee grants the committee full access to all books, records, facilities, and personnel of the Company. In addition, under the charter, our Compensation Committee has the authority to obtain, at the expense of the Company, advice and assistance from internal and external legal, accounting, or other advisors and other external resources that our Compensation Committee considers necessary or appropriate in the performance of its duties. Our Compensation Committee has direct responsibility for the oversight of the work of any advisors engaged for the purpose of advising the committee. In particular, our Compensation Committee has the sole authority to retain compensation consultants to assist in its evaluation of executive and director compensation, including the authority to approve the consultant’s reasonable fees and other retention terms. Under the charter, our Compensation Committee may select, or receive advice from, a compensation consultant, legal counsel, or other advisor to our Compensation Committee, other than in-house legal counsel and certain other types of advisors, only after taking into consideration the factors specified in Nasdaq Listing Rule 5605(d)(3)(D) or any successor provision, that bear upon the advisor’s independence; however, there is no requirement that any advisor be independent.

Our Compensation Committee is expected to make most of the significant adjustments to annual compensation, determine bonus and equity awards, and establish new performance objectives at one or more meetings typically held during the first quarter of the year. However, our Compensation Committee also considers matters related to individual compensation, such as compensation for new executive hires, as well as high-level strategic issues, such as the efficacy of the Company’s compensation strategy, potential modifications to that strategy, and new trends, plans, or approaches to compensation, at various meetings throughout the year. Generally, our Compensation Committee’s decision-making process comprises two related elements: the determination of compensation levels and the establishment and measurement of performance objectives for the current year.

For executive officers other than our Chief Executive Officer, our Compensation Committee solicits and considers evaluations and recommendations submitted to our Compensation Committee by our Chief Executive Officer. In the case of our Chief Executive Officer, the evaluation of his performance (and the determination of his compensation) is conducted by our Compensation Committee through, among other things, reviewing the achievement of corporate goals, reviewing peer benchmarks, and obtaining feedback on performance from both company directors and his direct reports. For all executive officers and directors as part of its deliberations, our Compensation Committee may review and consider, as appropriate, materials such as financial reports and projections, operational data, tax and accounting information, tally sheets that set forth the total compensation that may become payable to the executive officers in various hypothetical scenarios, executive and director stock ownership information, Company stock performance data, and recommendations of our Compensation Committee’s compensation consultant. When setting each individual’s 2025 compensation, our Compensation Committee considered the following factors:

•
each individual executive officer’s skills, experience, qualifications, future potential, and the scope of each executive officer’s role compared to other similarly situated executives at the companies in our compensation peer group;
•
compensation practices of our compensation peer group and positioning of each executive officer’s compensation in a ranking of peer company compensation levels;
•
compensation parity among our executive officers;
•
performance against the applicable operational and financial objectives established by our Compensation Committee and the Board; and
•
the performance of each individual executive officer, based on an assessment of his or her contributions to our overall performance, ability to lead his or her business unit or function, and work as part of a team, all of which reflect our core values.

These factors provide the framework for compensation decision-making and final decisions regarding the compensation opportunity for each executive officer. No single factor is determinative in setting pay levels, nor is the impact of any factor on the determination of pay levels quantifiable.

Compensation Consultant

In 2025, our Compensation Committee retained Compensia, Inc., a national independent compensation consulting firm, to serve as its compensation consultant. In 2025, Compensia’s consulting services were limited to our Compensation Committee, which regularly reviews the objectivity and independence of the advice provided by its compensation consultant on executive and non-employee director compensation. In 2025, our Compensation Committee considered the six specific independence factors adopted by the SEC and Nasdaq, including the factors specified in Nasdaq Listing Rule 5605(d)(3)(D), and determined that the work of Compensia raised no conflicts of interest.

Competitive Positioning

For purposes of comparing our executive compensation against the competitive market, our Compensation Committee reviews and considers the compensation levels and practices of a group of comparable companies. This compensation peer group consists of biotechnology and pharmaceutical companies that are similar to us in terms of industry, revenue, market capitalization, FDA phase and a further refined criteria to include 1 and 3 year negative TSR, trading below cash, and includes oncology and antibody drug focused companies with an employee range maximum of 100, and having Phase 2 and Phase 3 assets. However it is difficult to find many companies with a similar market capitalization that also have both Phase 2 and Phase 3 assets. During this review period, we excluded 12 existing peer companies for consideration because they either were acquired, had a high market capitalization, high grant-date market capitalization or their phase of development was outside our scope.

The Compensation Committee updated the compensation peer group in late 2024 and again in late 2025 to reflect changed circumstances for the Company and ensure competitive compensation.

For 2024, the following criteria were considered:

•
Industry
•
Revenue criteria below $1b
•
Market capitalization in the range of .25 to 4.0x our 30-day average market capitalization
•
FDA phase

Following the consultation with Compensia, our Compensation Committee approved the following compensation peer group for use during the remainder of 2024 and until the next peer group review in late 2025 to assist with the determination of the compensation for our executive officers:

Aadi Bioscience	HOOKIPA Pharma
Actinium Pharmaceuticals	Kronos Bio
Bolt Therapeutics	Precision BioSciences
Celularity	Protara Therapeutics
Chimerix	Rallybio
CytomX Therapeutics	RAPT Therapeutics
Eagle Pharmaceuticals	SAB Biotherapeutics
Elevation Oncology	Traws Pharma
Fortress Biotech

Following the review and approval of our new peer group by our compensation committee and in consideration for their comparison to market, it was confirmed that no salary increases were warranted with the exception of David DeLucia who received a promotion for his appointment to CFO in 2024 and a nominal increase in 2025.

In October 2025, following the sale of our China subsidiary, we further refined our peer group criteria by removing revenue and reducing our headcount minimum to align with our reduced headcount. Given our new market capitalization range, and our increasing focus on oncology product development, our Compensation Committee again reviewed and updated the compensation peer group. In revising the compensation peer group, the following criteria (with changes italicized) were considered in identifying comparable companies:

•
Negative 3 year TSR
•
Trading below cash
•
Oncology, antibody drug or prostate cancer focus
•
Headcount range of 15-100 employees

Following the consultation with Compensia, our Compensation Committee approved the following compensation peer group for use during the remainder of 2025 and 2026 to assist with the determination of the compensation for our executive officers:

Actinium Pharmaceuticals	Precision BioSciences
ALX Oncology Holdings	Protara Therapeutics
Bolt Therapeutics	Pyxis Oncology
Eagle Pharmaceuticals	Rallybio
Fortress Biotech	RAPT Therapeutics
HOOKIPA Pharma	SAB Biotherapeutics
Lantern Pharma	Traws Pharma
Mersana Therapeutics	Werewolf Therapeutics
PDS Biotechnology	Whitehawk Therapeutics
PMV Pharmaceuticals

Our Compensation Committee reviews the compensation peer group at least annually and makes adjustments to its composition, taking into account changes in both our business and the businesses of the companies in the peer group.

However, it is important to note that our Company is not only competing for talent (including compensation) with similar market capitalization companies but we are also competing for talent with larger biotech and larger pharmaceutical companies. Our compensation must be competitive across the biotechnology industry due to the fact that the employees, including executive officers, we must hire for or retain can and do move to companies of varying capitalization.

Individual Compensation Elements

In 2025, our executive compensation program consisted of base salary, an annual cash bonus target, and long-term incentive compensation in the form of stock options. While our Compensation Committee does not have any formal policies for allocating compensation among the three components, our Compensation Committee reviews relevant market compensation data and uses its judgment to determine the appropriate level and mix of compensation on an annual basis to ensure that our compensation is competitive and that we are able to attract and retain capable named executive officers to work for our long-term prosperity and stockholder value, without taking unnecessary or excessive risks.

Base Salary

Base salary represents the fixed portion of the compensation of our executive officers and is an important element of compensation intended to attract and retain highly talented individuals.

In February 2025, our Compensation Committee reviewed the base salaries of our then-named executive officers, taking into consideration a competitive market analysis prepared by its compensation consultant, the recommendations of our Chief Executive Officer (except with respect to his own base salary), and the other factors described above. Following this review, our Compensation Committee determined that a nominal increase for the CFO was necessary and no additional recommendations were made.

Likewise, with the exception of the salary recommendation for David DeLucia to correspond with his promotion to SVP, Chief Financial Officer, our Compensation Committee did not increase salaries for our named executive officers for the year 2025. In fact, our CFO’s salary in 2025 was 10.89% lower, relative to our prior CFO’s salary in 2024. Similarly, other executives in our organization also have reduced salaries compared to their predecessors prior to our 2024 and 2025 reductions in force.

Annual Cash Bonuses

Pursuant to our 2024 Bonus Plan, each executive officer is eligible to receive a target bonus determined as a percentage of his or her annual base salary. Annual performance-based cash compensation is variable and designed to motivate and reward executive officers for achieving key annual goals. It also aligns executive compensation with stockholder interests by linking pay to performance. To the extent a bonus is paid under the 2024 Bonus Plan, the maximum bonus payable to any individual is one hundred fifty percent (150%) of the individual’s target bonus.

For 2025, the Company maintained a single cash bonus plan for all eligible employees, including our named executive officers. The 2024 Bonus Plan was designed by the Board and our Compensation Committee to drive performance and reinforce alignment with corporate priorities. The Compensation Committee determines the target bonus percentage for each executive officer position primarily based on market data, including target bonus opportunities for similar roles at peer companies. Our Compensation Committee periodically reviews these percentages to ensure continued alignment with market practices and internal equity.

The 2025 target annual cash bonus opportunities for our NEOs, and the allocation between individual and corporate performance goals, were as follows:

Named Executive Officer	2025 Target Annual Cash Bonus (as a percentage of base salary)	% of Target that is Individual	% of Target that is Corporate
Mr. Wettig (CEO)	75%	0%	100%
Mr. DeLucia	40%	20%	80%
Ms. Chung (1)	50%	20%	80%

(1) Chris Chung was not eligible for a 2025 bonus as she was terminated after the sale of FibroGen International in August 2025.

The actual performance-based bonus paid, if any, is equal to: the executive’s annual base salary x the target bonus percentage x (corporate weighting × corporate goal achievement %) + (individual weighting × individual goal achievement %).

In January 2026, Mr. DeLucia’s individual goal achievement was assessed by the Compensation Committee at 117.6% based on his above expectations achievement of Business Development goals (namely the sale of FibroGen International); and effective cash management, as well as, transitioning from our enhanced ERP model to a more cost effective fit-for-purpose system. Mr. DeLucia’s successful negotiations related to the term loans with MSTV to manage covenant requirements throughout the process of the FibroGen International sale closing was especially significant to avoid compromising vendor relationships. As a result, these achievements provided us with greater than expected cash, cash equivalents, investments and accounts receivables of $109.4 million at year-end 2025.

2025 Annual Cash Bonus Goal Achievement

In January 2026, the Compensation Committee also reviewed the corporate goals and determined the overall corporate goal achievement (as set forth in the table below) for 2025 and approved the actual cash bonus payments in the amounts reflected in the column of the Summary Compensation Table above entitled “Non-Equity Incentive Plan Compensation.”

In 2025, we reached a key inflection point for the Company and our ability to continue operating and developing our pipeline of product candidates. In order to repay our senior secured debt facility, and fund our ongoing operations, we sold our China roxadustat assets through the sale of FibroGen International to AstraZeneca Treasury Limited. We refocused the Company’s prospects, enabling the Company to continue developing our important clinical assets: our antibody-drug conjugate, FG-3246 and FG-3180, an associated CD46-targeted PET biomarker and imaging agent, and roxadustat in anemia associated with lower-risk MDS.

In this pivotal year for the Company, overall performance against our operational goals exceeded even our demanding expectations for 2025, highlighted by a much higher than expected sale value of FibroGen International (see details in table below), mitigated by a slightly delayed initiation of our FG-3246 clinical trial (which was due to the delay of the closing of the FibroGen International sale). However, given how important the FibroGen International sale was to the ongoing business, how difficult that goal was to achieve, and how important the additional proceeds were for the ongoing clinical development of the Company’s assets, the Compensation Committee gave high achievement for this important goal.

For 2025, the Company’s corporate goals had significant emphasis on Business Development related to the monetization of China and debt settlement, and in product development: goals focused on FG-3246 and PET46 Phase II clinical development related to site activation and patient enrollment targets.

Goal	Measure	Outcomes	Goal Weight %	Goal Achievement Score	Total Weighted Score
FG-3246 + PET46 – Progress Phase II Clinical Development; achieve onsite activation and patient enrollment targets.	Timing of FG-3246 Phase II start and FG-3180 IND clearance and FPI; site activation and enrollment vs plan and readiness to deliver internal analysis	The timing was directly correlated to the closing of our China subsidiary and therefore our first site activation (FSA) occurred in September resulting in lower than expected activations and therefore it impacted our ability to meet our enrollment expectations. Further the FG-3180 submission was deferred from Q3 to Q4	28%	75%	21%
Finalize Roxadustat U.S. Development plan for Lower-risk MDS	FDA meeting and timing of outcome; determine a path forward and enable activities for the next phase of development	We had a successful Type C meeting with the FDA and therefore were on track to file a Phase III protocol submission by December.	7%	100%	7%
Business Development: Complete China Monetization & Debt Settlement Agreement; Determine path forward in Astellas territories	China: Share Purchase Agreement (Goal Q1); China regulatory approval and transaction close (Goal Q2)	Successfully executed the China Sale Agreement in Q1, Approval/close in Q3, however, actual proceeds were significantly higher: $220m, ~150% of our early 2025 value expectation. The Morgan Stanley Tactical Value debt was fully repaid after successfully negotiating multiple amendments favorable to the Company (to extend time to pay after close of the China transaction).	45.5%	150%	68.25%
Cash Management	Year-end cash	Significantly greater than expected year end cash, cash equivalents, investments, and accounts receivable of $109.4 million.	13%	100%	13%
Engaged and highly effective organization	Retention, continued refinement of our organizational structure, recruitment of key positions, internal ways of working and engagement survey scores	We had 100% participation in engagement survey, and an increased overall satisfaction of 96.9% We continued to refine our organizational structure to align directly with our business strategy while ensuring employee engagement remained high through our annual survey. Further, we refined our HR/ERP systems to match our business needs resulting in significant savings.	6.5%	110%	7.15%
	CORPORATE ACHIEVEMENT:				116.4%

In concluding an overall corporate achievement score of 116.4%, the Compensation Committee determined that management successfully executed on difficult and strategically important objectives, most notably completing the FibroGen

International sale at a value above expectations (providing the maximum score of 150% for this corporate goal), which materially strengthened the Company’s ability to continue operations and pursue our clinical development objectives in 2026 and beyond.

Our 2026 corporate goals were presented to the Compensation Committee on January 28, 2026 and approved by the Board on February 3, 2026.

Equity Incentive Awards

Our Compensation Committee determines the amount of annual long-term incentive compensation for our continuing executive officers as part of its annual compensation review and after taking into consideration a competitive market analysis prepared by its compensation consultant, the recommendations of our Chief Executive Officer (except with respect to his own equity award), the outstanding equity holdings of each executive officer, the projected impact of the proposed awards on our earnings, the proportion of our total shares outstanding used for annual employee long-term incentive compensation awards (our “burn rate”) in relation to the companies in our compensation peer group, the potential voting power dilution to our stockholders (our “overhang”) in relation to the companies in our compensation peer group, and the other factors described above.

Based on the determination of our Compensation Committee, the following equity awards were granted in 2025 to our named executive officers:

Named Executive Officer	Grant Date	Grant Price	Options to Purchase Shares of our Common Stock (number of shares)	Restricted Stock Unit Awards for Shares of our Common Stock (number of shares)*	Performance Based Restricted Stock Unit Awards for Shares of our Common Stock (number of shares)*	Performance Based Options to Purchase Shares at 125% Premium	Equity Awards (grant date fair value)
Mr. Wettig	01/09/2025 (1)	$16.27	51,999	0	0	0	$846,023.73
Total:							$846,023.73
Mr. DeLucia	01/09/2025 (1)	$16.27	20,999	0	0	0	$341,653.73
Total:							341,653.73
Ms. Chung		-	-	0	0	0	0.00
Total:

(1) Annual Award (post-reverse split)

* No performance-based restricted stock unit awards issued in 2025

** Former employee. Chris Chung was not eligible for a 2025 bonus as she was terminated after the sale of FibroGen International (prior to bonus assessment in early 2026).

The stock options granted in 2025 had four-year quarterly vesting as follows: vesting commenced on the Vesting Base Date, and one sixteenth of the shares subject to the option shall vest and become exercisable every three months thereafter until all are vested.

Severance and Change in Control Payments and Benefits

For a discussion of the severance pay and other benefits to be provided in connection with a termination of employment and/or a change in control under the arrangements with our named executive officers, see the section below titled “Change in Control Arrangements.” There has been a reduction in the overall severance payments executives are generally eligible for at our reduced size.

Offer Letter Agreements for At-Will Employment

We entered into initial employment offer letters with each of our current named executive officers. Each of these offer letters was approved by the Board and provides for “at-will” employment.

Insider Trading Policy

We have adopted an Insider Trading Policy governing the purchase, sale, and other dispositions of our securities by our directors, officers, employees, and consultants. Our Insider Trading Policy is reasonably designed to promote compliance with insider trading laws, rules and regulations, and any listing standards applicable to us and our directors, officers, employees and consultants. A copy of our Insider Trading Policy is filed as an exhibit to our Annual Report on Form 10-K. In addition, it is our practice to comply with the applicable laws and regulations relating to insider trading.

Equity Award Grant Policies

Our Compensation Committee reviews and approves annual equity award grants to our executive officers. Over the past several years, the practice of our Compensation Committee has been to conduct annual grants to our executive officers in the first quarter of each year. Our Compensation Committee does not time the disclosure of material nonpublic information to affect the value of executive compensation and does not grant options with the intent to take advantage of material nonpublic information. When approving awards, the Committee considers whether the Company is aware of material nonpublic information. Annual awards to members of our board of directors are made on the date of our annual meeting of stockholders, and awards to new hires or in connection with a promotion are generally made as of the date of hire/promotion. During 2025, we did not grant stock options to any of our named executive officers during any period beginning four business days before and ending one business day after the filing or furnishing of a Form 10-K, 10-Q or 8-K that discloses material nonpublic information.

2025 Outstanding Equity Awards at Fiscal Year-End Table

The following table provides information regarding outstanding equity awards held by each of our named executive officers as of December 31, 2025.

				Option Awards				Stock Awards
Named Executive Officer	Grant Date (1)	Vesting Commencement Date		Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)(2)	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(3)	Equity Incentive Plan Awards: Number of Unearned Shares or Units of Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(3)
Thane Wettig	6/22/2020	6/22/2020	(4)	3,599	—	$1,052.00	6/21/2030	—	$-	—	$-
	2/24/2021	3/1/2021	(4)	1,283	1,283	$1,325.25	2/24/2031	—	$-	—	$-
	2/14/2022	3/1/2022	(4)	2,812	187	$390.00	2/14/2032	—	$-	—	$-
	2/14/2022	3/6/2022	(5)	—	—	—	—	113	$992.14	—	$-
	2/21/2023	3/1/2023	(4)	1,155	524	$565.00	2/20/2033	—	$-	—	$-
	2/21/2023	3/6/2023	(5)	—	—	—	—	313	$2,748.14	—	$-
	8/07/2023	8/7/2023	(4)	6,750	5,249	$44.25	8/6/2033	—	$-	—	$-
	2/21/2024	3/1/2024	(4)	14,594	18,765	$42.88	2/20/2034	—	$-	—	$-
	2/21/2024	3/6/2024	(4)	—	—	—	—	3,735	$32,793.30	—	$-
	1/9/2025	1/9/2025	(6)	9,749	42,250	$16.27	1/8/2035	—	$-	—	$-
	2/14/2022	3/6/2022	(7)	—	—	—	—	—	$-	225	$1,975.50
	2/14/2022	3/6/2022	(7)	—	—	—	—	—	$-	675	$5,926.50
	2/21/2023	2/21/2023	(7)	—	—	—	—	—	$-	250	$2,195.00
	2/21/2023	2/21/2023	(7)	—	—	—	—	—	$-	500	$4,390.00

David DeLucia	6/3/2022	5/2/2022	(4)	1,438	205	$249.75	6/3/2032	—	$-	—	$-
	6/3/2022	6/6/2022	(5)	—	—	—	—	124	$1,088.72	—	$-
	2/21/2023	3/1/2023	(4)	374	169	$565.00	2/20/2033	—	$-	—	$-
	2/21/2023	3/6/2023	(5)	—	—	—	—	102	$895.56	—	$-
	8/30/2023	9/1/2023	(4)	2,250	1,749	$30.25	8/29/2033	—	$-	—	$-
	2/22/2024	3/1/2024	(4)	770	990	$47.25	2/21/2034	—	$-	—	$-
	2/22/2024	3/6/2024	(5)	—	—	—	—	203	$1,782.34	—	$-
	1/9/2025	1/9/2025	(6)	3,937	17,062	$16.27	1/8/2035	—	$-	—	$-

(1)
All of the outstanding equity awards granted under our 2014 Plan and 2024 Plan.
(2)
This column is the exercise price and represents the fair market value of a share of our common stock, as determined by reference to the closing price reported by the Nasdaq Global Select Market on the date of grant.

(3)
This represents the market value of the shares of our common stock underlying the RSU and PRSU awards as of December 31, 2025, based on the closing price of our common stock, as reported on the Nasdaq Global Select Market, of $8.78 per share on December 31, 2025, the last business day of the year.
(4)
Twenty-five percent of the shares of common stock subject to the stock option vest on the first anniversary of the vesting commencement date, and the remainder vests in equal amounts quarterly thereafter for the following three years.
(5)
Twenty-five percent of the units underlying the RSU awards vest on the first anniversary of the vesting commencement date and the remainder vests in equal amounts quarterly thereafter for the following three years.
(6)
The stock option is subject to vest quarterly over 4 years.
(7)
The PRSU awards vest annually over four years, and are divided into two award forms with an equal target number of shares in each, one based on total stockholder return (“TSR”) as measured against companies in the Nasdaq Biotechnology Index, and one based on the achievement of clinical milestones. For the TSR PRSUs (the first PRSU award listed for the named executive officer), they vest annually based on TSR as measured against companies in the Nasdaq Biotechnology Index. For the clinical milestone PRSU awards (the second PRSU award listed for the named executive officer), in the first year, units will vest based on our success in meeting our enrollment targets for our Phase 3 studies, expressed as a percentage of target, with adjustments based on achieving the enrollment targets in earlier or later calendar quarters. In the second, third and fourth years, units will vest based on the enrollment achievement percentage multiplied by a scale multiplier determined by the number of positive Phase 3 data readouts by disease indication. Each unit granted pursuant to these PRSU awards represents a contingent right to receive one share of our common stock for each unit that vests.

Change in Control Arrangements

Ms. Chung’s employment terminated in 2025 in connection with the Company’s sale of FibroGen International. Because her termination constituted an involuntary termination without cause under her severance arrangement, she became entitled to receive cash severance of $515,000 (and COBRA/benefits continuation). This payment was a non-change-in-control severance payment and is included in “All Other Compensation” for 2025. Payment was subject to her execution and non-revocation of a release of claims.

Our continuing named executive officers are also party to change in control severance agreements, entered into after consultation with Compensia, our Compensation Committee’s compensation consultant and review of compensation peer group data. Each agreement has a three-year term. Under the terms of the change in control severance agreements, if a named executive officer’s employment is terminated by us without “cause” and other than due to death or disability or he or she resigns for “good reason,” in either case, in connection with or within 12 months following the effective date of a change in control of the Company (“CIC Termination”), or if an executive officer’s employment is terminated by us without “cause” and other than due to death or disability outside the foregoing circumstances (“Ordinary Course Termination”), he or she will be entitled to receive the severance payments and benefits set forth below, subject to his or her timely execution (and non-revocation) of a release of claims in our favor within 60 days following the date of such termination of employment.

CIC Termination

•
a cash severance payment equal to either 24 or 12 months of his or her base salary then in effect (with the applicable multiplier varying depending on the executive officer (24 in the case of our Chief Executive Officer and 12 in the case of our other named executive officer));
•
a cash severance payment equal to either 1.5 or 0.5 times the executive officer’s then current target bonus (with the applicable multiplier varying depending on the executive officer (1.5 in the case of our Chief Executive Officer and 0.5 in the case of our other named executive officer));
•
subject to his or her timely election of continuation coverage under the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended, or another state law equivalent (“COBRA”), payment by us of COBRA premiums for him or her and his or her eligible dependents for a period of up to either 18 or 12 months following the date of his or her termination of employment (18 in the case of our Chief Executive Officer and 12 in the case of our other executive officer); and
•
all outstanding equity awards, including all outstanding stock options, RSU awards, and PRSU awards held by him or her will become fully vested and exercisable as of a date immediately prior to the date of his or her termination of employment.

Ordinary Course Termination

•
a cash severance payment equal to either 18 or 9 months of his or her base salary then in effect (18 in the case of our Chief Executive Officer and 9 in the case of our other named executive officer); and
•
subject to his or her timely election of continuation coverage under COBRA, payment by us of COBRA premiums for him or her and his or her eligible dependents for a period of up to either 18 or 9 months following the date of his or her termination of employment (18 in the case of our Chief Executive Officer and 9 in the case of our other named executive officer).

Notwithstanding the foregoing, to the extent that a named executive officer would be entitled to a greater level of severance payments and benefits under the terms and conditions of a severance plan or policy provided by us or our successor to our other employees being terminated in connection with or within 12 months following a change in control of the Company but for the existence of the change in control severance agreement, he or she will be entitled to receive the greater of the severance payments and benefits provided under such plan or policy or the change in control severance agreement.

In addition, to the extent that any payment or benefit that an executive officer would receive under the change in control severance agreement or otherwise would constitute a “parachute payment” within the meaning of Section 280G of the Code and such payments or benefits would be subject to the excise tax imposed by Section 4999 of the Code, then such payments or benefits will either be provided to him or her in full, or reduced to such lesser amount that would result in no portion of such payments or benefits being subject to the excise tax, whichever amount after taking into account all applicable taxes, including the excise tax, would result in his or her receipt, on an after-tax basis, of the greatest amount of such payments and benefits. We do not provide any tax reimbursements or “gross-ups” on any severance or change in control payments or benefits and have no such arrangements in place with any of our executive officers, including any of our named executive officers.

For purposes of the change in control severance agreement, “cause” for termination of a named executive officer’s employment will exist if an executive officer is terminated for any of the following reasons: (1) the executive officer’s willful failure substantially to perform his or her duties and responsibilities to us or a deliberate violation of a Company policy; (2) the executive officer’s commission of any act of fraud, embezzlement, dishonesty or any other willful misconduct that has caused or is reasonably expected to result in material injury to us; (3) unauthorized use or disclosure by the executive officer of any of our proprietary information or trade secrets of or any other party to whom the executive officer owes an obligation of nondisclosure as a result of his or her relationship with us; or (4) the executive officer’s willful breach of any of his or her obligations under any written agreement or covenant with us.

For purposes of the change in control severance agreement, “good reason” generally means the existence of any of the following conditions without the named executive officer’s written consent: (1) a material reduction in job duties or responsibilities inconsistent with the executive officer’s position with us (provided, however, that any such reduction or change after a change in control will not constitute good reason if the executive officer retains reasonably comparable duties and responsibilities with respect to our business within the successor entity following a change in control); (2) a material reduction of the executive officer’s then current base salary or target bonus; (3) the relocation of the executive officer’s principal place of employment to a place that increases the executive officer’s one-way commute by more than 40 miles as compared to the executive officer’s principal place of employment prior to such relocation; (4) any material breach by us of our equity incentive plan or any other written agreement between us and the executive officer; or (5) the failure by any successor to us to assume our equity incentive plan and any obligations thereunder.

In order to resign for good reason, a named executive officer must give written notice to us of the event forming the basis of the termination for good reason within 60 days after the date on which we give written notice to the executive officer of our decision to take any action set forth above, we must fail to cure such condition within 30 days after receipt of the executive officer’s written notice and the executive officer must terminate his or her employment within 30 days following the expiration of the cure period.

Each of our named executive officers also holds stock options under our 2014 Plan and 2024 Plan that will accelerate in full in the event his or her employment is terminated by us without “cause” following a “Change in Control” of the Company or if he or she incurs a “constructive termination” of employment within 12 months following a Change in Control of the Company (as each such term is defined in the applicable stock option agreement). In addition, any stock options granted under our 2014 Plan that are not assumed, continued, or otherwise substituted for in the transaction will vest and become exercisable in full immediately prior to the closing of such transaction.

The change in control form of stock option grant notice and agreement under the 2014 Plan and 2024 Plan provides that in the event of a change in control of Kyntra Bio (as defined in such Plans): (1) if at the time of the change in control, a participant’s outstanding option is assumed, continued or otherwise substituted in the change in control transaction and the participant’s employment is involuntarily terminated by us or our successor corporation without cause or due to a constructive termination within 12 months following the closing of such change in control transaction, the vesting and exercisability of the unvested portion of the participant’s option will accelerate in full on the date of such termination, and/or (2) if a participant’s outstanding option is not assumed, continued or otherwise substituted in the change in control transaction, the unvested portion of the participant’s option will vest and become exercisable as of immediately prior to the closing of the change in control transaction.

Analysis of Risks Presented by Our Compensation Program and Policies

Our Compensation Committee conducts an annual review and approval of our compensation strategy, including a review and determination of our compensation peer group used for comparative purposes and a review of our compensation-related risk profile to ensure that our compensation program does not encourage excessive or inappropriate risk taking and that the level of risk that it does encourage is not reasonably likely to have a material adverse effect on us. Our compensation program consists of both fixed and variable compensation. The fixed (base salary) portion is designed to provide a steady income regardless of our stock price performance so that our executives do not focus exclusively on stock price performance to the detriment of other important business metrics. The variable (cash bonus and equity) portions of compensation are designed to reward both short-term and long-term corporate performance. We believe that the variable elements of compensation are a sufficient percentage of overall compensation to motivate our executives to produce positive short-term and long-term corporate results, while the fixed element is also sufficiently high such that our executives are not encouraged to take unnecessary or excessive risks in doing so. Because our executive officers receive a significant portion of their compensation in the form of equity, with multiple year vesting, this discourages them from making short-term decisions that may result in long-term harm to the organization. Further, the performance goals used to determine the amount of an executive officer’s cash bonus are measures that our Compensation Committee believes contribute to long-term stockholder value creation and promote the continued viability of the Company and are often focused on key events related to the overall success of our product development. Finally, compensation decisions include subjective considerations, which help to constrain the influence of formulas or objective factors on excessive risk taking.

PAY-VERSUS-PERFORMANCE

The Company’s compensation program is designed to ensure a strong tie between our corporate performance and executive pay. Please see the table and graphs below which show the impact that our performance has on the compensation actually paid to our chief executive and other named executive officers.

As required by Item 402(v) of Regulation S-K, we are providing the following information about the relationship between the compensation actually paid to our named executive officers and certain aspects of our financial performance.

Executive Compensation and Financial Performance Measures Table

The following table shows a summary of compensation reported for and compensation actually paid to our named executive officers (“NEOs”) for the last three years ended December 31, 2025 together with financial performance measures.

							Value of Initial Fixed $100 Investment Based on:
Year (1)	Summary Compensation Table Total for First PEO (2)	Compensation Actually Paid to First PEO (3)	Summary Compensation Table Total for Second PEO (2)	Compensation Actually Paid to Second PEO (3)	Average Summary Compensation Table Total for Non-PEO NEOs (2)	Average Compensation Actually Paid to Non-PEO NEOs (3)	Total Stockholder Return (4)	Net Income (Loss) (5)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
2025	$2,113,843	$1,464,394			$1,146,053	$968,344	$2.19	$183,452
2024	$2,642,113	$1,545,780	$—	$—	$1,036,687	$658,694	$3.31	$(47,579)
2023	$3,640,829	$(85,598)	$7,437,427	$(4,786,950)	$3,131,976	$(662,148)	$5.53	$(284,232)

(1)
The PEOs and NEOs included in the above columns reflect the following:

Year	First PEO (CEO)	Second PEO	Non-PEO NEOs
2025	Thane Wettig	N/A	Christine L. Chung, David DeLucia
2024	Thane Wettig	N/A	Christine L. Chung, David DeLucia, Juan Graham, Deyaa Adib
2023	Thane Wettig	Enrique Conterno	Christine L. Chung, Mark Eisner, Juan Graham

(2)
The dollar amounts reported in columns (b), (d), and (f) represent the amount of total compensation reported for each covered fiscal year in the “Total” column of the Summary Compensation Table for each applicable year. Please refer to the 2025 Summary Compensation Table as set forth in this proxy statement.
(3)
The dollar amounts reported in columns (c), (e), and (g) represent the amount of “compensation actually paid”, as computed in accordance with Item 402(v) of Regulation S-K, for each covered fiscal year. The dollar amounts do not reflect the actual amount of compensation earned or received or paid to the individuals during the applicable fiscal year. In accordance with the requirements of Item 402(v) of Regulation S-K, the number includes:

(a) The Summary Compensation Table Total less the reported grant date fair value of equity awards (as reported in the “Stock Awards” and “Option Awards” columns in the Summary Compensation Table for each covered fiscal year).

(b) The equity award adjustments for each covered fiscal year include the addition (or subtraction, as applicable) of the following: (i) the year-end fair value of all equity awards granted during the covered fiscal year that are outstanding and unvested as of the end of the covered fiscal year; (ii) the amount equal to the change as of the end of the covered fiscal year (from the end of the prior fiscal year) in fair value of any equity awards granted in any prior fiscal year that are outstanding and unvested as of the end of the covered fiscal year; (iii) for equity awards that are granted and vest in same covered fiscal year, the fair value as of the vesting date; (iv) for equity awards granted in any prior fiscal year for which all applicable vesting conditions were satisfied at the end of or during the covered fiscal year, the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value; (v) for equity awards granted in any prior fiscal year that fail to meet the applicable vesting conditions during the covered fiscal year, the amount equal to the fair value at the end of the prior fiscal year; and (vi) the dollar value of any dividends or other earnings paid on stock or option awards in the covered fiscal year prior to the vesting date that are not otherwise included in the total compensation for the covered fiscal year. No adjustments were made to pensions (not applicable). The amounts deducted or added in calculating the equity award adjustments are as follows:

Year	Summary Compensation Table Total	Grant Date Fair Value of Equity Awards Granted in Fiscal Year	Change in Pension Value	Pension Service Cost and Associated Prior Service Cost ($)	Year End Fair Value of All Outstanding and Unvested Equity Awards Granted during Covered Fiscal Year as of End of Covered Fiscal Year	Year over Year Change in Fair Value of Any Outstanding and Unvested Equity Awards Granted in Any Prior Fiscal Years as of End of Covered Fiscal Year	Fair Value as of Vesting Date of Equity Awards Granted and Vested in Same Covered Fiscal Year	Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Fiscal Years that Vested in Covered Fiscal Year	Fair Value at End of Prior Fiscal Year of Any Outstanding and Unvested Equity Awards Granted in Any Prior Fiscal Years that Failed to Meet Vesting Conditions during Covered Fiscal Year	Dollar Value of Dividends or other Earnings Paid on Stock or Option Awards in Covered Fiscal Year Prior to Vesting Date Not Otherwise Included in Total Compensation for Covered Fiscal Year	Total Equity Award Adjustments	Compensation Actually Paid ($)
First PEO
2025	$2,113,843	($846,024)	$0	$0	$318,700	($119,217)	$66,120	($69,028)	$0	$0	$196,575	$1,464,394
2024	$2,642,113	($1,516,258)	$0	$0	$449,686	($85,207)	$0	$59,160	($3,714)	$0	$419,925	$1,545,780
2023	$3,640,829	($2,699,034)	$0	$0	$396,129	($1,294,967)	$27,355	($10,567)	($145,344)	$0	($1,027,393)	($85,598)
Second PEO
2025	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
2024	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
2023	$7,437,427	($6,521,000)	$0	$0	$0	$0	$0	$742,723	($6,446,100)	$0	($5,703,377)	($4,786,950)
Average of Non-PEO NEOs
2025	$1,146,053	($170,827)	$0	$0	$64,351	($6,975)	$13,350	($11,811)	($65,797)	$0	($6,882)	$968,344
2024	$1,036,687	($341,740)	$0	$0	$25,266	($24,337)	$0	$8,174	($45,356)	$0	($36,253)	$658,694
2023	$3,131,976	($2,295,622)	$0	$0	$191,641	($962,925)	$11,600	$36,686	($775,505)	$0	($1,498,502)	($662,148)

(4)
Cumulative Total Stockholder Return assumes $100 was invested in the Company on January 1, 2023 through the end of the applicable year in the Company including the impact of reinvesting dividends, as calculated in accordance with Item 402 of Regulation S-K.
(5)
The dollar amounts reported represent the amount of net income (loss) reflected in our audited financial statements for each covered fiscal year.

Analysis of Information Presented in Pay Versus Performance Table

We generally seek to prioritize long-term performance as our primary incentive for Mr. Wettig and our other named executive officers, we do not specifically align our performance measures with compensation that is actually paid (as computed in accordance with Item 402(v) of Regulation S-K) for a particular fiscal year. In accordance with Item 402(v) of Regulation S-K, we are providing the following descriptions of the relationships between the information presented in the Pay Versus Performance table.

Compensation Actually Paid and Company cTSR

The following chart shows the relationship between the aggregate compensation actually paid to our PEOs and non-PEO NEOs, and our cumulative total shareholder return of $100 invested in KYNB on January 1, 2023.

The chart also includes a peer group cumulative total shareholder return of $100 invested on January 1, 2023 in the Nasdaq Biotechnology Index (NBI). While we are using this index for simplicity and consistency to prior years, we would note that this index generally includes much larger companies than Kyntra Bio, and due to our diversified nature, is significantly less volatile than our stock or even an index made up of the peer companies in the “Competitive Positioning” section of this proxy statement.

Compensation Actually Paid and Net Income (Loss)

The following chart shows the relationship between the aggregate compensation actually paid to our PEOs and non-PEO NEOs, and the Company’s net income.

All information provided above under the “Pay Versus Performance” heading will not be deemed to be incorporated by reference into any filing of Kyntra Bio under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing, except to the extent Kyntra Bio specifically incorporates such information by reference.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides certain information with respect to all of our equity compensation plans in effect as of December 31, 2025.

Plan Category (1)	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)		Weighted-average exercise price of outstanding options, warrants and rights (b)(2)	Number of securities remaining available for issuance under equity compensation plans (excluding securities reflected in column (a))(c)
Equity compensation plans approved by security holders	388,969	(3)	$110.2725	1,472,210	(4)

(1)
All of our equity compensation plans have been approved by security holders. The equity compensation plans are described in Note 11 to our financial statements under Item 8 included in our Annual Report.
(2)
The weighted-average exercise price does not take into account the shares subject to outstanding RSU awards, which have no exercise price.
(3)
As of December 31, 2025, there were: (i) 373,047 shares of common stock subject to outstanding stock options under the 2024 Plan; and (ii) 15,922 shares of common stock payable upon the vesting of outstanding RSU awards under the 2024 Plan.
(4)
Includes 1,206,953 and 265,257 shares of common stock available for issuance under the 2024 Plan and our 2014 Employee Stock Purchase Plan, respectively, as of December 31, 2025.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our common stock as of March 31, 2026, unless otherwise indicated, for:

•
each of our named executive officers;
•
each of our directors and nominees for director;
•
all of our directors and executive officers as a group; and
•
each person, or group of affiliated persons, known by us to beneficially own more than 5% of our common stock.

Beneficial ownership is determined in accordance with the rules of the SEC and generally includes any shares over which a person exercises sole or shared voting or investment power. Shares of common stock issuable under stock options or RSU awards that are exercisable or released, respectively, within 60 days after March 31, 2026 are deemed beneficially owned and such shares are used in computing the percentage ownership of the person holding the options or RSU awards, but are not deemed outstanding for the purpose of computing the percentage ownership of any other person. The information contained in the following table is not necessarily indicative of beneficial ownership for any other purpose, and the inclusion of any shares in the table does not constitute an admission of beneficial ownership of those shares.

Unless otherwise indicated below, to our knowledge all persons named in the table have sole voting and dispositive power with respect to their shares of common stock, except to the extent authority is shared by spouses under community property laws.

Our calculation of the percentage of beneficial ownership is based on 4,048,112 shares of common stock outstanding as of March 31, 2026, adjusted as required by rules promulgated by the SEC.

This table is based upon information supplied by officers, directors, principal stockholders, and Schedules 13G filed with the SEC, which information may not be accurate as of March 31, 2026. Unless otherwise indicated below, the address of each beneficial owner listed in the table below is c/o Kyntra Bio, Inc., 350 Bay Street, Suite 100 # 6009, San Francisco, CA 94133.

Name of Beneficial Owner	Number of Shares	Beneficial Ownership Percent
Greater Than 5% Stockholders:
Armistice Capital, LLC (1)	378,000	9.35%
510 Madison Avenue, 7th Floor, New York, New York 10022

Named Executive Officers and Directors:
Thane Wettig (2)	67,468	1.67%
Christine L. Chung	11,796	*
David DeLucia (3)	14,683	*
James A. Schoeneck (4)	52,076	1.29%
Michael Kauffman (5)	4,300	*
Jeffrey L. Edwards (6)	11,428	*
Maykin Ho, Ph.D. (7)	10,665	*
All executive officers and directors as a group (7 persons) (8)	168,116	4.15%

* Represents beneficial ownership of less than one percent (1%) of the outstanding common stock.

(1)
This information is based solely on a Schedule 13G/A, as of December 31, 2025, filed with the SEC on November 14, 2025. Armistice Capital, LLC. reported shared voting power with respect to 378,000 shares of our common stock and shared dispositive power with respect to 378,000 shares of our common stock.
(2)
Mr. Wettig: includes 46,318 shares issuable pursuant to stock options exercisable within 60 days of March 31, 2026.
(3)
Mr. DeLucia: includes 10,577 shares issuable pursuant to stock options exercisable within 60 days of March 31, 2026.

(4)
Mr. Schoeneck: consists of 39,666 shares held by the James A. and Cynthia L. Schoeneck Family Trust, of which Mr. Schoeneck and his wife, Cynthia L. Schoeneck, are joint trustees. Also includes 12,410 shares issuable pursuant to stock options exercisable within 60 days of March 31, 2026.
(5)
Dr. Kauffman: includes 4,300 shares issuable pursuant to stock options exercisable within 60 days of March 31, 2026.
(6)
Mr. Edwards: includes 10,069 shares issuable pursuant to stock options exercisable within 60 days of March 31, 2026.
(7)
Dr. Ho: includes 9,405 shares issuable pursuant to stock options exercisable within 60 days of March 31, 2026.
(8)
Includes 88,779 shares issuable pursuant to stock options exercisable within 60 days of March 31, 2026.

DELINQUENT SECTION 16(A) REPORTS

Section 16(a) of the Securities Exchange Act requires our directors and named executive officers, and persons who own more than ten percent of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. Our named executive officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required, during fiscal year 2025 our named executive officers, directors and greater than ten percent beneficial owners complied with all Section 16(a) filing requirements applicable to each of them, other than late Form 4s for Mr. DeLucia and Mr. Wettig covering shares traded on June 6, 2025.

TRANSACTIONS WITH RELATED PERSONS

RELATED-PERSON TRANSACTIONS PROCEDURES

It is our practice to comply with all applicable laws, rules and regulations regarding related-person transactions, including the Sarbanes-Oxley Act of 2002. A related-person is any executive officer, director, or more than 5% stockholder of the Company, including any of their immediate family members, and any entity owned or controlled by such persons. Under its charter, our Audit Committee is charged with reviewing and approving or disapproving all related-person transactions, including transactions with more than 5% stockholders of the Company, as required by the Nasdaq rules. In considering related-person transactions, our Audit Committee takes into account the relevant available facts and circumstances. In the event a director has an interest in the proposed transaction, the director must recuse himself or herself from the deliberations and approval.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

We have entered into offer letter agreements with our named executive officers. For more information regarding these agreements, see the information included under the caption “Offer Letter Agreements for At-Will Employment.”

We have granted stock options to our named executive officers and our directors. For a description of these options, see the information under the caption “Executive Compensation” and “Director Compensation.”

Our amended and restated certificate of incorporation contains provisions limiting the liability of directors and our amended and restated bylaws provide that we will indemnify each of our directors and officers to the fullest extent permitted under Delaware law. Our amended and restated certificate of incorporation and amended and restated bylaws also provide the Board with discretion to indemnify our employees and other agents when determined appropriate by the Board. In addition, we have entered into an indemnification agreement with each of our directors and executive officers.

LIMITATION ON LIABILITY AND INDEMNIFICATION MATTERS

Our amended and restated certificate of incorporation contains provisions limiting the liability of directors, and our amended and restated bylaws provide that we will indemnify each of our directors and officers to the fullest extent permitted under Delaware law. Our amended and restated certificate of incorporation and amended and restated bylaws also provide the Board with discretion to indemnify our employees and other agents when determined appropriate by the Board. In addition, we have entered into an indemnification agreement with each of our directors and our executive officers that may require us to indemnify our directors and officers against liabilities that may arise by reason of their status or service as directors or officers to the extent permissible under applicable law. However, Delaware law prohibits our amended and restated certificate of incorporation from limiting the liability of our directors for the following:

•
any breach of the director’s duty of loyalty to us or to our stockholders;
•
acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law;
•
unlawful payment of dividends or unlawful stock repurchases or redemptions; and
•
any transaction from which the director derived an improper personal benefit.

If Delaware law is amended to authorize corporate action further eliminating or limiting the personal liability of a director, then the liability of our directors will be eliminated or limited to the fullest extent permitted by Delaware law, as so amended.

Our amended and restated certificate of incorporation does not eliminate a director’s duty of care and, in appropriate circumstances, equitable remedies, such as injunctive or other forms of non-monetary relief, remain available under Delaware law. This provision also does not affect a director’s responsibilities under any other laws, such as the federal securities laws or other state or federal laws. Under our amended and restated bylaws, we will also be empowered to enter into indemnification agreements with our directors, officers, employees and other agents and to purchase insurance on behalf of any person whom we are required or permitted to indemnify.

In addition to the indemnification required in our amended and restated certificate of incorporation and amended and restated bylaws, we have entered into indemnification agreements with each of our current directors and officers. These agreements provide for the indemnification of such persons for all reasonable expenses and liabilities incurred in connection with any action or proceeding brought against them by reason of the fact that they are or were serving in such capacity. We believe that these bylaw provisions and indemnification agreements are necessary to attract and retain qualified persons as directors, officers and employees. Furthermore, we have obtained director and officer liability insurance to cover liabilities our directors and officers may incur in connection with their services to us.

The limitation of liability and indemnification provisions in our amended and restated certificate of incorporation and amended and restated bylaws may discourage stockholders from bringing a lawsuit against directors for breach of their fiduciary duties. They may also reduce the likelihood of derivative litigation against directors and officers, even though an action, if successful, might benefit us and our stockholders. A stockholder’s investment may be harmed to the extent we pay the costs of settlement and damage awards against directors and officers pursuant to these indemnification provisions. Insofar as indemnification of our directors, officers and controlling persons for liabilities arising under the Securities Act may be permitted pursuant to the foregoing provisions, or otherwise, we have been advised that, in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act, and is, therefore, unenforceable.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for Annual Meeting materials with respect to two or more stockholders sharing the same address by delivering a single set of Annual Meeting materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year, a number of brokers with account holders who are Company stockholders will be “householding” the Company’s proxy materials. A single set of Annual Meeting materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate set of Annual Meeting materials, please notify your broker or Kyntra Bio. Direct your written request to: Investor Relations, Kyntra Bio, Inc., 350 Bay Street, Suite 100 #6009, San Francisco, CA 94133, or contact Investor Relations at 415-978-1200. Stockholders who currently receive multiple copies of the Annual Meeting materials at their addresses and would like to request “householding” of their communications should contact their brokers. In addition, Kyntra Bio will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of the Annual Report on Form 10-K and proxy statement to a stockholder at a shared address to which a single copy of the documents was delivered.

OTHER MATTERS

The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

By Order of the Board of Directors

/s/ John Alden
John Alden
Corporate Secretary and General Counsel

San Francisco, California

April 27, 2026

A copy of the Company’s Annual Report to the SEC on Form 10-K for the year ended December 31, 2025 is available without charge upon written request to: Secretary, Kyntra Bio, Inc., 350 Bay Street, Suite 100 #6009, San Francisco, CA 94133.

Company logo KYNTRA BIO, INC. 350 BAY ST, STE 100 # 6009 SAN FRANCISCO, CA 94133 SCAN TO VIEW MATERIALS & VOTE VOTE ONLINE Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on June 11, 2026. Have your proxy card available when you access the website and then follow the instructions to cast your vote. During The Meeting - Go to www.virtualshareholdermeeting.com/KYNB2026 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions on your proxy card. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on June 11, 2026. Have your proxy card available when you call and then follow the instructions to cast your vote. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. We must receive it by June 11, 2026 for your vote to be counted. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the environmental impact of and the costs incurred by our company in mailing proxy materials, you can consent to receive all future proxy statements, proxy cards, and annual reports electronically via email or access them online. To sign up for electronic delivery, please follow the instructions above to vote online and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V95439-P46761 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY KYNTRA BIO, INC. The Board of Directors recommends you vote FOR proposals 1, 2, and 3. 1. To elect a Class III director to hold office until the 2029 Annual Meeting of Stockholders. Nominee: For Withhold 1a. Michael Kauffman, M.D., Ph.D 2. To approve, on an advisory basis, the compensation of the Company’s named executive officers. 3. To ratify the selection, by the Audit Committee of the Board, of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2026. 4. To conduct any other business properly brought before the meeting For Against Abstain The shares represented by this proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder(s). If no direction is made, this proxy will be voted FOR proposals 1, 2, and 3. If any other matters properly come before the meeting, or if cumulative voting is required, the persons named in this proxy will vote in their discretion. Please sign your name exactly as it appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please add your full title as such. When signing as joint owners, all owners must sign. If a signer is a corporation, please sign in full corporate name by a duly authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com. V95440-P46761 company logo ANNUAL MEETING OF STOCKHOLDERS June 12, 2026 8:00 AM Pacific Time THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS The stockholder(s) hereby appoint(s) Thane Wettig and John Alden, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) each of them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of Kyntra Bio, Inc. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 8:00 AM Pacific Time on June 12, 2026, at www.virtualshareholdermeeting.com/KYNB2026, and any adjournment or postponement thereof. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER AS DIRECTED BY THE STOCKHOLDER(S). IF NO SUCH DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEE LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS IN PROPOSAL 1 AND FOR PROPOSALS 2 AND 3. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. PLEASE MARK, SIGN, DATE, AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE. CONTINUED AND TO BE SIGNED ON REVERSE SIDE